BEAR STEARNS                                                                    BEAR, STEARNS & CO. INC.
ATLANTA o BEIJING o BOSTON o BUENOS AIRES o  CHICAGO o DALLAS              ASSET-BACKED SECURITIES GROUP
DUBLIN o GENEVA o HONG KONG o LONDON o LOS ANGELES                                       245 Park Avenue
LUGANO o NEW YORK o PARIS o SAN FRANCISCO o SAO PAOLO                           New York, New York 10167
SHANGAI o  SINGAPORE o TOKYO  o WASHINGTON, DC                         (212) 272-2000; (212)272-7294 fax

                                         Computational Materials
                           UCFC Loan Trust 1998-D (FLOATING RATE CERTIFICATES)
--------------------------------------------------------------------------------------------------------
Fax to:                                                                          Date: December 16, 1998
Company:                                                        # Pages (incl. cover): 17
Fax No:                                                                      Phone No:
--------------------------------------------------------------------------------------------------------
From:                                                                        Phone No:
--------------------------------------------------------------------------------------------------------

STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear Stearns, not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information," please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear, Stearns. and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

                             Computational Material
                             UCFC Loan Trust 1998-D
          THESE COMPUTATIONALS SUPERCEDE ALL PREVIOUSLY ISSUED VERSIONS
--------------------------------------------------------------------------------

        $213.75 Million UCFC Home Equity Loan Asset-Backed Certificates,
                                  Series 1998-D

                            EMC Mortgage Corporation
                                    Servicer

                             Transaction Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                  Expected Ratings                                Payment
         Class Size   Class Size  Tranche Type    (Moody's /S&P /   Average Life               Window To Call                  Price
Class    ($millions)     (%)      (Pool / Type)       Fitch)       To Call / Mty   Day Count       / Mty        Benchmark      Talk
====================================================================================================================================
AV-1      167.625     74.50%     ARM / Floater    Aaa / AAA / AAA   2.66 / 2.84   Actual / 360     95 / 212    1-month LIBOR    +[
MV-1      19.125       8.50%    ARM / Mezzanine    Aa2 / AA / AA    5.55 / 6.23   Actual / 360     59 / 156    1-month LIBOR    +[
MV-2      14.625       6.50%    ARM / Mezzanine      A2 / A / A     5.55 / 6.19   Actual / 360     59 / 143    1-month LIBOR    +[
BV-1      12.375       5.50%   ARM / Subordinate  Baa2 / BBB / BBB  5.55 / 6.13   Actual / 360     59 / 127    1-month LIBOR    +[
------------------------------------------------------------------------------------------------------------------------------------
Total    $213.750         --          --                --               --           --              --            --          --
------------------------------------------------------------------------------------------------------------------------------------

Depositor:                          UCFC Acceptance Corporation.

Servicer:                           United Companies Lending Corporation, as
                                    interim servicer, pending transfer, and EMC
                                    Mortgage Corporation (a wholly owned
                                    subsidiary of The Bear Stearns Companies
                                    Inc.), as subsequent servicer upon transfer
                                    (expected prior to Feb. 28, 1999).

Servicing Fees:                     Base Servicing Fee of 50 bps per annum and a
                                    Supplemental Servicing Fee.

Trustee:                            Bankers Trust Company of California, N.A.

Managers:                           Morgan Stanley Dean Witter (lead manager),
                                    Bear, Stearns & Co. (co-manager).

Group II Portfolio:                 Conventional adjustable rate home equity
                                    loans secured by first lien mortgages only.
                                    See "Collateral Description" herein for more detail.

Group II Portfolio Pricing          For the 3/27 loans, 100% PPC. 100% PPC
Prepayment Speed:                   assumes 4.0% CPR in the first month
                                    increasing linearly to 30.0% CPR in month
                                    30, remaining constant at 30.0% CPR from months 30 to 40, and reducing to 25% CPR for months 41 and thereafter. For all other ARM products, 28% CPR.

Expected Pricing Date:              Friday, December 18, 1998.

Expected Settlement:                December 30, 1998, through DTC, Euroclear
                                    and CEDEL.

Distribution Dates:                 The 15th of each month, beginning January,
                                    1999.

Available                           Funds Cap: The pass-through rates on Classes
                                    AV-1, MV-1, MV-2, and BV-1 are subject to an available funds cap. The available funds cap is equal to the loan rate on the mortgage loans less the servicing fee, trustee fee, and 75 bps per annum.

Clean-up Call:                      10% of the original aggregate Group I and
                                    Group II mortgage loan principal balance.

Coupon Step Up:                     After the Clean-up Call Date, the spread to
                                    LIBOR on Classes AV-1, MV-1, MV-2, BV-1 will increase by 50 bps.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                     Page 2                         BEAR STEARNS

                             Computational Material
                             UCFC Loan Trust 1998-D
          THESE COMPUTATIONALS SUPERCEDE ALL PREVIOUSLY ISSUED VERSIONS
--------------------------------------------------------------------------------

                             Transaction Highlights
                                   (continued

Tax Status:                         REMIC

ERISA Eligibility:                  The Class AV-1 certificates are ERISA
                                    eligible. Classes MV-1, MV-2, and BV-1 are not ERISA eligible.

SMMEA Eligibility:                  The Class AV-1, MV-1, MV-2, and BV-1
                                    certificates are not SMMEA eligible

Credit Enhancement:                 A combination of the following:

                                    i)   monthly excess cash flow;

                                    ii)  overcollateralization;

                                    iii) cross-collateralization with
                                         Group I Fixed Rate Pool; and

                                    iv)  subordination of the BV-1, MV-2
                                         and the MV-1.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                     Page 3                         BEAR STEARNS

                             Computational Material
                             UCFC Loan Trust 1998-D
         THESE COMPUTATIONALS SUPERCEDE ALL PREVIOUSLY ISSUED VERSIONS
--------------------------------------------------------------------------------

                                Decrement Tables

                                           Tranche AV-1                                             Tranche MV-1
                                           ------------                                             ------------
     Date                0%        75%        100%      150%       200%          0%         75%        100%       150%       200%
     ----                --        ---        ----      ----       ----          --         ---        ----       ----       ----
  12/30/1998            100        100        100        100        100         100         100        100         100        100
  12/15/1999             96         84         80        72         63          100         100        100         100        100
  12/15/2000             95         64         54        36         20          100         100        100         100        100
  12/15/2001             94         41         27         4          0          100         100        100         100         0
  12/15/2002             93         26         20         4          0          100         98          74         95          0
  12/15/2003             92         21         15         4          0          100         79          55         45          0
  12/15/2004             91         17         11         4          0          100         63          40         15          0
  12/15/2005             89         13         8          2          0          100         51          30          9          0
  12/15/2006             88         11         6          1          0          100         40          22          6          0
  12/15/2007             86         9          4          1          0          100         32          16          3          0
  12/15/2008             84         7          3          1          0          100         26          12          1          0
  12/15/2009             82         5          2          0          0          100         21          9           0          0
  12/15/2010             80         4          2          0          0          100         16          6           0          0
  12/15/2011             77         3          1          0          0          100         13          5           0          0
  12/15/2012             74         3          1          0          0          100         10          3           0          0
  12/15/2013             71         2          1          0          0          100          8          2           0          0
  12/15/2014             67         2          0          0          0          100          6          0           0          0
  12/15/2015             63         1          0          0          0          100          5          0           0          0
  12/15/2016             59         1          0          0          0          100          4          0           0          0
  12/15/2017             54         1          0          0          0          100          3          0           0          0
  12/15/2018             49         1          0          0          0          100          1          0           0          0
  12/15/2019             43         0          0          0          0          100          0          0           0          0
  12/15/2020             36         0          0          0          0          100          0          0           0          0
  12/15/2021             29         0          0          0          0          100          0          0           0          0
  12/15/2022             24         0          0          0          0           91          0          0           0          0
  12/15/2023             20         0          0          0          0           77          0          0           0          0
  12/15/2024             16         0          0          0          0           61          0          0           0          0
  12/15/2025             12         0          0          0          0           43          0          0           0          0
  12/15/2026             6          0          0          0          0           24          0          0           0          0
  12/15/2027             1          0          0          0          0           4           0          0           0          0
  12/15/2028             0          0          0          0          0           0           0          0           0          0
Average Life           18.19       3.65       2.84      1.79       1.30        26.50       8.26        6.23       5.22       2.70
 First Prin         1/15/1999  1/15/1999  1/15/1999  1/15/1999  1/15/1999   4/15/2022  11/15/2002  1/15/2002  12/15/2002  7/15/2001
 Last Prin          4/15/2028  7/15/2021  8/15/2016  5/15/2010  7/15/2001   3/15/2028  10/15/2019  12/15/2014  4/15/2009  11/15/2001
Avg. Life to Call      18.13      3.40       2.66      1.68       1.30        26.27       7.33        5.55       4.73       2.70

 Note: Scenarios delineated based on percentage of prepayment speed assumption.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                     Page 4                         BEAR STEARNS

                             Computational Material
                             UCFC Loan Trust 1998-D
         THESE COMPUTATIONALS SUPERCEDE ALL PREVIOUSLY ISSUED VERSIONS
--------------------------------------------------------------------------------

                                Decrement Tables
                                   (continued)

                                         Tranche MV-2                                            Tranche BV-1
                                         -----------                                             -----------
       Date             0%        75%        100%      150%       200%         0%         75%        100%       150%       200%
       ----             --        ---        ----      ----       ----         --         ---        ----       ----       ----

    12/30/1998         100        100        100        100        100        100         100        100         100        100
    12/15/1999         100        100        100        100        100        100         100        100         100        100
    12/15/2000         100        100        100        100        100        100         100        100         100        100
    12/15/2001         100        100        100        100        77         100         100        100         100        100
    12/15/2002         100         98         74        39         77         100         98          74         39         38
    12/15/2003         100         79         55        24         46         100         79          55         24          9
    12/15/2004         100         63         40        15         23         100         63          40         15          1
    12/15/2005         100         51         30         9          8         100         51          30          9          0
    12/15/2006         100         40         22         6          0         100         40          22          4          0
    12/15/2007         100         32         16         2          0         100         32          16          0          0
    12/15/2008         100         26         12         0          0         100         26          12          0          0
    12/15/2009         100         21         9          0          0         100         21          9           0          0
    12/15/2010         100         16         6          0          0         100         16          6           0          0
    12/15/2011         100         13         5          0          0         100         13          2           0          0
    12/15/2012         100         10         2          0          0         100         10          0           0          0
    12/15/2013         100         8          0          0          0         100          8          0           0          0
    12/15/2014         100         6          0          0          0         100          5          0           0          0
    12/15/2015         100         5          0          0          0         100          2          0           0          0
    12/15/2016         100         4          0          0          0         100          0          0           0          0
    12/15/2017         100         1          0          0          0         100          0          0           0          0
    12/15/2018         100         0          0          0          0         100          0          0           0          0
    12/15/2019         100         0          0          0          0         100          0          0           0          0
    12/15/2020         100         0          0          0          0         100          0          0           0          0
    12/15/2021         100         0          0          0          0         100          0          0           0          0
    12/15/2022          91         0          0          0          0          91          0          0           0          0
    12/15/2023          77         0          0          0          0          77          0          0           0          0
    12/15/2024          61         0          0          0          0          61          0          0           0          0
    12/15/2025          43         0          0          0          0          43          0          0           0          0
    12/15/2026          24         0          0          0          0          24          0          0           0          0
    12/15/2027          3          0          0          0          0          0           0          0           0          0
    12/15/2028          0          0          0          0          0          0           0          0           0          0
   Average Life       26.49       8.22       6.19      4.53       4.93       26.49       8.14        6.13       4.32       4.02
    First Prin      4/15/2022  11/15/2002 1/15/2002  6/15/2002 11/15/2001  4/15/2022  11/15/2002  1/15/2002   3/15/2002  6/15/2002
    Last Prin       2/15/2028  6/15/2018  11/15/2013 7/15/2008 12/15/2006  12/15/2027 11/15/2016  7/15/2012   9/15/2007  2/15/2005
Avg. Life to Call     26.27       7.33       5.55      4.13       3.47       26.27       7.33        5.55       3.96       3.60
                                         -----------                                             -----------

 Note: Scenarios delineated based on percentage of prepayment speed assumption.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                     Page 5                         BEAR STEARNS

                             Computational Material
                             UCFC Loan Trust 1998-D
         THESE COMPUTATIONALS SUPERCEDE ALL PREVIOUSLY ISSUED VERSIONS
--------------------------------------------------------------------------------

                       UCFC 1998-D Collateral Description

Note: The description of the collateral herein will be superseded by the description of the collateral in the prospectus.

                                 ARM Home Equity Loans - Group II
                                 --------------------------------

Aggregate Pool Balance:          $173,471,706.45

Number of Loans:                 2,080

Average Outstanding Balance:     $83,400 (min: $7,745 / max: $520,000)

Total Original Balance:          $173,654,970

Average Original Balance:        $83,488 (min: $7,800 / max: $520,000)

Lien Position:                   100% first liens

WA Original Combined
  Loan to Value Ratio:           81.92% (58.07% >80%, min: 9.60% / max: 100.00%)

Loan Type:                       a)   84.01% 3-year fixed/6-month ARM
                                 b)   13.20% 6-month ARM
                                 c)   1.60% 2-year fixed/6-month ARM
                                 d)   0.79% 3-year fixed/1-year ARM
                                 e)   0.40% 6-month/1-year

WA Original Term:                350 months (0.09% < 180-mo., 93.48% = 360-mo.;
                                  min: 120 / max: 360)

WA Remaining Term:               349 months (min: 118 / max: 360)

WA Seasoning:                    2 months

Interest Rate Index:             a)   98.81% 6-month LIBOR
                                 b)   1.19% 1-year CMT

Latest Scheduled Maturity:       January 1, 2029

Property Type:                   a)   91.00% single family
                                 b)   3.35% 2-4 family
                                 c)   3.05% condominium
                                 d)   1.94% PUD
                                 e)   0.66% other

Owner Occupancy:                 a)   97.96% owner occupied
                                 b)   1.91% investor property
                                 c)   0.13% second home

Geographic Distribution (> 5%):  CA (16.75%), OH (7.96%), MI (7.27%)

WA Gross Coupon:                 9.993% (current, min: 6.375%/ max: 13.250%)

WA Gross Margin:                 5.458% (current, min: 2.750%/ max: 9.250%)

WA Months to Roll:               31.3 months

WA Floor:                        8.92%


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                     Page 6                         BEAR STEARNS

                             Computational Material
                             UCFC Loan Trust 1998-D
         THESE COMPUTATIONALS SUPERCEDE ALL PREVIOUSLY ISSUED VERSIONS
--------------------------------------------------------------------------------


                          UCFC 1998-D Collateral Detail

                              Adjustable Rate Loans
                                        -
    Note: The description of the collateral herein will be superseded by the description of the collateral in the prospectus.

 ------------------------------------------------------------------------------
                                                                      % of
                                     #              Total             Total
                                    of             Current           Current
              Adjustment Type       Loans           Balance           Balance
           ------------------------------------------------------------------
              ARM                  2,080          173,471,706.45       100.00
           ------------------------------------------------------------------
              Total:               2,080          173,471,706.45       100.00
 ------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                       % of
                                             #          Total          Total
                                            of         Current        Current
Product Type (1)                           Loans       Balance        Balance
--------------------------------------------------------------------------------
ARM - 3 Year/6 Month                      1,798     145,742,252.78      84.01
--------------------------------------------------------------------------------
ARM - 6 Month                               235      22,892,626.68      13.20
--------------------------------------------------------------------------------
ARM - 2 Year/6 Month                         15       2,781,184.97       1.60
--------------------------------------------------------------------------------
ARM - 3 Year/1 Year                          19       1,365,156.77       0.79
--------------------------------------------------------------------------------
ARM - 6 Month/1 Year                         13         690,485.25       0.40
--------------------------------------------------------------------------------
Total:                                    2,080     173,471,706.45     100.00
--------------------------------------------------------------------------------

(1)  Calculated based on Monthly Terms.


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                     Page 7                         BEAR STEARNS

                             Computational Material
                             UCFC Loan Trust 1998-D
          THESE COMPUTATIONALS SUPERCEDE ALL PREVIOUSLY ISSUED VERSIONS

    Note: The description of the collateral herein will be superceded by the description of the collateral in the prospectus.


------------------------------------------------------------------------------
                                                                         % of
                                             #           Total          Total
                                            of          Current        Current
Mortgage Rates (%)                         Loans        Balance        Balance
------------------------------------------------------------------------------
6.26 - 6.50                                   2         133,226.61       0.08
------------------------------------------------------------------------------
6.51 - 6.75                                   2         130,194.46       0.08
------------------------------------------------------------------------------
7.01 - 7.25                                   3         240,713.80       0.14
------------------------------------------------------------------------------
7.26 - 7.50                                   6       1,110,424.86       0.64
------------------------------------------------------------------------------
7.51 - 7.75                                   8       1,705,500.09       0.98
------------------------------------------------------------------------------
7.76 - 8.00                                  22       3,678,922.39       2.12
------------------------------------------------------------------------------
8.01 - 8.25                                  29       4,474,159.15       2.58
------------------------------------------------------------------------------
8.26 - 8.50                                  61       8,541,420.51       4.92
------------------------------------------------------------------------------
8.51 - 8.75                                  83      11,114,764.82       6.41
------------------------------------------------------------------------------
8.76 - 9.00                                  92      10,384,149.23       5.99
------------------------------------------------------------------------------
9.01 - 9.25                                  98      10,106,785.35       5.83
------------------------------------------------------------------------------
9.26 - 9.50                                 160      13,798,107.91       7.95
------------------------------------------------------------------------------
9.51 - 9.75                                  93       9,070,325.13       5.23
------------------------------------------------------------------------------
9.76 - 10.00                                246      20,689,025.52      11.93
------------------------------------------------------------------------------
10.01 - 10.25                               132      10,873,884.82       6.27
------------------------------------------------------------------------------
10.26 - 10.50                               119       9,314,713.23       5.37
------------------------------------------------------------------------------
10.51 - 10.75                               293      20,066,970.07      11.57
------------------------------------------------------------------------------
10.76 - 11.00                                94       7,890,086.97       4.55
------------------------------------------------------------------------------
11.01 - 11.25                               109       6,810,497.56       3.93
------------------------------------------------------------------------------
11.26 - 11.50                                32       2,058,535.26       1.19
------------------------------------------------------------------------------
11.51 - 11.75                               251      13,431,657.28       7.74
------------------------------------------------------------------------------
11.76 - 12.00                                17       1,068,328.62       0.62
------------------------------------------------------------------------------
12.01 - 12.25                                91       4,949,228.08       2.85
------------------------------------------------------------------------------
12.26 - 12.50                                 4         254,586.23       0.15
------------------------------------------------------------------------------
12.51 - 12.75                                31       1,517,420.88       0.87
------------------------------------------------------------------------------
12.76 - 13.00                                 1          37,414.38       0.02
------------------------------------------------------------------------------
13.01 >=                                      1          20,663.24       0.01
------------------------------------------------------------------------------
Total:                                    2,080     173,471,706.45     100.00
------------------------------------------------------------------------------


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                     Page 8                         BEAR STEARNS

                             Computational Material
                             UCFC Loan Trust 1998-D
          THESE COMPUTATIONALS SUPERCEDE ALL PREVIOUSLY ISSUED VERSIONS

    Note: The description of the collateral herein will be superceded by the description of the collateral in the prospectus.


------------------------------------------------------------------------------
                                                                         % of
                                              #          Total          Total
Original Mortgage Loan                       of         Current        Current
Principal Balance ($)                       Loans       Balance        Balance
------------------------------------------------------------------------------
1 - 25,000                                   78       1,591,423.55       0.92
------------------------------------------------------------------------------
25,001 - 50,000                             538      21,033,604.58      12.13
------------------------------------------------------------------------------
50,001 - 75,000                             612      38,117,159.34      21.97
------------------------------------------------------------------------------
75,001 - 100,000                            326      27,928,336.14      16.10
------------------------------------------------------------------------------
100,001 - 125,000                           196      21,899,839.16      12.62
------------------------------------------------------------------------------
125,001 - 150,000                           110      14,830,376.21       8.55
------------------------------------------------------------------------------
150,001 - 175,000                            70      11,391,211.06       6.57
------------------------------------------------------------------------------
175,001 - 200,000                            46       8,545,518.46       4.93
------------------------------------------------------------------------------
200,001 - 225,000                            26       5,507,190.58       3.17
------------------------------------------------------------------------------
225,001 - 250,000                            25       5,984,516.32       3.45
------------------------------------------------------------------------------
250,001 - 275,000                            15       3,917,383.64       2.26
------------------------------------------------------------------------------
275,001 - 300,000                            13       3,768,549.62       2.17
------------------------------------------------------------------------------
300,001 >=                                   25       8,956,597.79       5.16
------------------------------------------------------------------------------
Total:                                    2,080     173,471,706.45     100.00
------------------------------------------------------------------------------



------------------------------------------------------------------------------
                                                                         % of
                                              #          Total          Total
Current Mortgage Loan                        of         Current        Current
Principal Balance ($)                       Loans       Balance        Balance
------------------------------------------------------------------------------
0.01 - 25,000.00                             79       1,616,420.15       0.93
------------------------------------------------------------------------------
25,000.01 - 50,000.00                       538      21,039,799.39      12.13
------------------------------------------------------------------------------
50,000.01 - 75,000.00                       611      38,085,967.93      21.96
------------------------------------------------------------------------------
75,000.01 - 100,000.00                      328      28,124,975.31      16.21
------------------------------------------------------------------------------
100,000.01 - 125,000.00                     194      21,703,199.99      12.51
------------------------------------------------------------------------------
125,000.01 - 150,000.00                     110      14,830,376.21       8.55
------------------------------------------------------------------------------
150,000.01 - 175,000.00                      70      11,391,211.06       6.57
------------------------------------------------------------------------------
175,000.01 - 200,000.00                      46       8,545,518.46       4.93
------------------------------------------------------------------------------
200,000.01 - 225,000.00                      26       5,507,190.58       3.17
------------------------------------------------------------------------------
225,000.01 - 250,000.00                      25       5,984,516.32       3.45
------------------------------------------------------------------------------
250,000.01 - 275,000.00                      15       3,917,383.64       2.26
------------------------------------------------------------------------------
275,000.01 - 300,000.00                      13       3,768,549.62       2.17
------------------------------------------------------------------------------
300,000.01 >=                                25       8,956,597.79       5.16
------------------------------------------------------------------------------
Total:                                    2,080     173,471,706.45     100.00
------------------------------------------------------------------------------


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                     Page 9                         BEAR STEARNS

                             Computational Material
                             UCFC Loan Trust 1998-D
          THESE COMPUTATIONALS SUPERCEDE ALL PREVIOUSLY ISSUED VERSIONS

    Note: The description of the collateral herein will be superceded by the description of the collateral in the prospectus.

------------------------------------------------------------------------------
                                                                         % of
Original                                      #          Total          Total
Combined                                     of         Current        Current
Loan-to-Value Ratio                         Loans       Balance        Balance
------------------------------------------------------------------------------
5.01 - 10.00                                  1          24,200.00       0.01
------------------------------------------------------------------------------
10.01 - 15.00                                 1          22,766.93       0.01
------------------------------------------------------------------------------
15.01 - 20.00                                 1          25,200.00       0.01
------------------------------------------------------------------------------
20.01 - 25.00                                 6         184,226.05       0.11
------------------------------------------------------------------------------
25.01 - 30.00                                 6         270,254.76       0.16
------------------------------------------------------------------------------
30.01 - 35.00                                11         354,612.09       0.20
------------------------------------------------------------------------------
35.01 - 40.00                                17         796,783.54       0.46
------------------------------------------------------------------------------
40.01 - 45.00                                19       1,146,395.26       0.66
------------------------------------------------------------------------------
45.01 - 50.00                                26       1,494,715.18       0.86
------------------------------------------------------------------------------
50.01 - 55.00                                25       1,856,620.88       1.07
------------------------------------------------------------------------------
55.01 - 60.00                                34       1,964,393.93       1.13
------------------------------------------------------------------------------
60.01 - 65.00                                56       4,185,924.19       2.41
------------------------------------------------------------------------------
65.01 - 70.00                                97       8,428,728.35       4.86
------------------------------------------------------------------------------
70.01 - 75.00                               153      12,120,437.82       6.99
------------------------------------------------------------------------------
75.01 - 80.00                               412      39,864,121.26      22.98
------------------------------------------------------------------------------
80.01 - 85.00                               315      28,281,709.49      16.30
------------------------------------------------------------------------------
85.01 - 90.00                               462      40,949,989.28      23.61
------------------------------------------------------------------------------
90.01 - 95.00                               297      22,266,431.10      12.84
------------------------------------------------------------------------------
95.01 - 100.00                              141       9,234,196.34       5.32
------------------------------------------------------------------------------
Total:                                    2,080     173,471,706.45     100.00
------------------------------------------------------------------------------



------------------------------------------------------------------------------
                                                                         % of
                                              #          Total          Total
                                             of         Current        Current
Margin (%)                                  Loans       Balance        Balance
------------------------------------------------------------------------------
0.01 - 4.00                                 169      15,248,154.17       8.79
------------------------------------------------------------------------------
4.01 - 4.25                                  59       5,171,523.56       2.98
------------------------------------------------------------------------------
4.26 - 4.50                                 234      18,297,560.58      10.55
------------------------------------------------------------------------------
4.51 - 4.75                                  43       3,783,606.14       2.18
------------------------------------------------------------------------------
4.76 - 5.00                                 144      16,805,808.37       9.69
------------------------------------------------------------------------------
5.01 - 5.25                                 348      28,094,392.50      16.20
------------------------------------------------------------------------------
5.26 - 5.50                                  54       5,318,037.20       3.07
------------------------------------------------------------------------------
5.51 - 5.75                                 302      23,566,995.46      13.59
------------------------------------------------------------------------------
5.76 - 6.00                                 277      18,002,420.09      10.38
------------------------------------------------------------------------------
6.01 - 6.25                                  68       6,554,105.71       3.78
------------------------------------------------------------------------------
6.26 - 6.50                                 193      11,837,500.38       6.82
------------------------------------------------------------------------------
6.51 - 6.75                                  39       5,279,559.78       3.04
------------------------------------------------------------------------------
6.76 - 7.00                                  48       4,964,073.20       2.86
------------------------------------------------------------------------------
7.01 >=                                     102      10,547,969.31       6.08
------------------------------------------------------------------------------
Total:                                    2,080     173,471,706.45     100.00
------------------------------------------------------------------------------

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                   Page 10                          BEAR STEARNS

                             Computational Material
                             UCFC Loan Trust 1998-D
          THESE COMPUTATIONALS SUPERCEDE ALL PREVIOUSLY ISSUED VERSIONS

    Note: The description of the collateral herein will be superceded by the description of the collateral in the prospectus.


------------------------------------------------------------------------------
                                                                         % of
                                              #          Total          Total
                                             of         Current        Current
Maximum Mortgage Rates (%)                  Loans       Balance        Balance
------------------------------------------------------------------------------
0.01 - 14.00                                 27       5,088,534.26       2.93
------------------------------------------------------------------------------
14.01 - 14.25                                23       3,397,708.95       1.96
------------------------------------------------------------------------------
14.26 - 14.50                                59       8,258,001.34       4.76
------------------------------------------------------------------------------
14.51 - 14.75                                75      10,014,760.10       5.77
------------------------------------------------------------------------------
14.76 - 15.00                                95      10,887,864.30       6.28
------------------------------------------------------------------------------
15.01 - 15.25                                99      10,489,793.77       6.05
------------------------------------------------------------------------------
15.26 - 15.50                               158      13,478,563.69       7.77
------------------------------------------------------------------------------
15.51 - 15.75                               100       9,954,288.27       5.74
------------------------------------------------------------------------------
15.76 - 16.00                               250      21,066,088.80      12.14
------------------------------------------------------------------------------
16.01 - 16.25                               141      12,064,838.80       6.95
------------------------------------------------------------------------------
16.26 - 16.50                               124      10,257,082.30       5.91
------------------------------------------------------------------------------
16.51 - 16.75                               292      19,731,337.37      11.37
------------------------------------------------------------------------------
16.76 - 17.00                                92       7,830,533.74       4.51
------------------------------------------------------------------------------
17.01 - 17.25                               109       6,810,497.56       3.93
------------------------------------------------------------------------------
17.26 - 17.50                                35       2,278,851.79       1.31
------------------------------------------------------------------------------
17.51 - 17.75                               251      13,707,840.91       7.90
------------------------------------------------------------------------------
17.76 - 18.00                                19       1,175,913.46       0.68
------------------------------------------------------------------------------
18.01 >=                                    131       6,979,207.04       4.02
------------------------------------------------------------------------------
Total:                                    2,080     173,471,706.45     100.00
------------------------------------------------------------------------------


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                   Page 11                          BEAR STEARNS

                             Computational Material
                             UCFC Loan Trust 1998-D
          THESE COMPUTATIONALS SUPERCEDE ALL PREVIOUSLY ISSUED VERSIONS

    Note: The description of the collateral herein will be superceded by the description of the collateral in the prospectus.


------------------------------------------------------------------------------
                                                                         % of
                                              #          Total          Total
                                             of         Current        Current
Minimum Mortgage Rates (%)                  Loans       Balance        Balance
------------------------------------------------------------------------------
0.01 - 6.00                                  17       3,736,083.29       2.15
------------------------------------------------------------------------------
6.01 - 6.25                                  10       1,552,450.15       0.89
------------------------------------------------------------------------------
6.26 - 6.50                                  28       4,426,265.87       2.55
------------------------------------------------------------------------------
6.51 - 6.75                                  33       4,474,498.98       2.58
------------------------------------------------------------------------------
6.76 - 7.00                                  24       2,678,375.62       1.54
------------------------------------------------------------------------------
7.01 - 7.25                                  47       4,772,634.46       2.75
------------------------------------------------------------------------------
7.26 - 7.50                                  77       8,078,786.26       4.66
------------------------------------------------------------------------------
7.51 - 7.75                                  55       6,103,721.86       3.52
------------------------------------------------------------------------------
7.76 - 8.00                                 128      13,151,395.19       7.58
------------------------------------------------------------------------------
8.01 - 8.25                                  97       9,825,773.27       5.66
------------------------------------------------------------------------------
8.26 - 8.50                                 149      13,088,436.44       7.54
------------------------------------------------------------------------------
8.51 - 8.75                                 116      12,362,804.06       7.13
------------------------------------------------------------------------------
8.76 - 9.00                                 219      18,581,089.24      10.71
------------------------------------------------------------------------------
9.01 - 9.25                                  90       8,434,906.18       4.86
------------------------------------------------------------------------------
9.26 - 9.50                                  78       5,845,137.49       3.37
------------------------------------------------------------------------------
9.51 - 9.75                                 238      15,343,457.89       8.84
------------------------------------------------------------------------------
9.76 - 10.00                                 56       5,264,169.13       3.03
------------------------------------------------------------------------------
10.01 >=                                    618      35,751,721.07      20.61
------------------------------------------------------------------------------
Total:                                    2,080     173,471,706.45     100.00
------------------------------------------------------------------------------


------------------------------------------------------------------------------
                                                                         % of
                                              #          Total          Total
                                             of         Current        Current
Next Rate Adjustment Date                   Loans       Balance        Balance
------------------------------------------------------------------------------
1999                                        235      22,555,975.53      13.00
------------------------------------------------------------------------------
2000                                         23       3,817,526.54       2.20
------------------------------------------------------------------------------
2001                                      1,336     112,056,133.88      64.60
------------------------------------------------------------------------------
2002                                        485      34,985,070.50      20.17
------------------------------------------------------------------------------
2003                                          1          57,000.00       0.03
------------------------------------------------------------------------------
Total:                                    2,080     173,471,706.45     100.00
------------------------------------------------------------------------------

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                   Page 12                          BEAR STEARNS

                             Computational Material
                             UCFC Loan Trust 1998-D
          THESE COMPUTATIONALS SUPERCEDE ALL PREVIOUSLY ISSUED VERSIONS

    Note: The description of the collateral herein will be superceded by the description of the collateral in the prospectus.


------------------------------------------------------------------------------
                                                                         % of
                                              #          Total          Total
                                             of         Current        Current
Months to Next Rate Adjustment              Loans       Balance        Balance
------------------------------------------------------------------------------
2                                             5         869,000.22       0.50
------------------------------------------------------------------------------
3                                            35       4,973,016.79       2.87
------------------------------------------------------------------------------
4                                            48       5,268,326.09       3.04
------------------------------------------------------------------------------
5                                            39       2,921,453.00       1.68
------------------------------------------------------------------------------
6 - 11                                      105       8,378,486.70       4.83
------------------------------------------------------------------------------
12 - 23                                      16       1,985,906.85       1.14
------------------------------------------------------------------------------
24 - 35                                     934      77,926,075.67      44.92
------------------------------------------------------------------------------
36 - 47                                     897      71,092,441.13      40.98
------------------------------------------------------------------------------
48 - 59                                       1          57,000.00       0.03
------------------------------------------------------------------------------
Total:                                    2,080     173,471,706.45     100.00
------------------------------------------------------------------------------


------------------------------------------------------------------------------
                                                                         % of
                                              #          Total          Total
                                             of         Current        Current
Index Type                                  Loans       Balance        Balance
------------------------------------------------------------------------------
Libor - 6 Month                           2,048     171,416,064.43      98.81
------------------------------------------------------------------------------
Treasury - 1 Year                            32       2,055,642.02       1.19
------------------------------------------------------------------------------
Total:                                    2,080     173,471,706.45     100.00
------------------------------------------------------------------------------


------------------------------------------------------------------------------
                                                                         % of
                                              #          Total          Total
                                             of         Current        Current
Balloon                                     Loans       Balance        Balance
------------------------------------------------------------------------------
Non-Balloon                               2,080     173,471,706.45     100.00
------------------------------------------------------------------------------
Total:                                    2,080     173,471,706.45     100.00
------------------------------------------------------------------------------


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                   Page 13                          BEAR STEARNS

                             Computational Material
                             UCFC Loan Trust 1998-D
          THESE COMPUTATIONALS SUPERCEDE ALL PREVIOUSLY ISSUED VERSIONS

    Note: The description of the collateral herein will be superceded by the description of the collateral in the prospectus.


------------------------------------------------------------------------------
                                                                         % of
                                              #          Total          Total
                                             of         Current        Current
Original Term                               Loans       Balance        Balance
------------------------------------------------------------------------------
120 - 179                                     5         159,530.73       0.09
------------------------------------------------------------------------------
180 - 239                                   134       5,286,069.64       3.05
------------------------------------------------------------------------------
240 - 299                                   124       5,864,825.80       3.38
------------------------------------------------------------------------------
360 =                                     1,817     162,161,280.28      93.48
------------------------------------------------------------------------------
Total:                                    2,080     173,471,706.45     100.00
------------------------------------------------------------------------------


------------------------------------------------------------------------------
                                                                         % of
                                              #          Total          Total
                                             of         Current        Current
Seasoning                                   Loans       Balance        Balance
------------------------------------------------------------------------------
=< 0                                        578      42,713,681.50      24.62
------------------------------------------------------------------------------
1 - 12                                    1,497     130,479,143.03      75.22
------------------------------------------------------------------------------
13 - 24                                       4         217,049.88       0.13
------------------------------------------------------------------------------
109 - 120                                     1          61,832.04       0.04
------------------------------------------------------------------------------
Total:                                    2,080     173,471,706.45     100.00
------------------------------------------------------------------------------


------------------------------------------------------------------------------
                                                                         % of
                                              #          Total          Total
Remaining Term                               of         Current        Current
to Maturity                                 Loans       Balance        Balance
------------------------------------------------------------------------------
109 - 120                                     5         159,530.73       0.09
------------------------------------------------------------------------------
169 - 180                                   133       5,267,569.64       3.04
------------------------------------------------------------------------------
181 - 192                                     1          18,500.00       0.01
------------------------------------------------------------------------------
229 - 240                                   124       5,864,825.80       3.38
------------------------------------------------------------------------------
241 - 252                                     1          61,832.04       0.04
------------------------------------------------------------------------------
337 - 348                                     6         679,252.04       0.39
------------------------------------------------------------------------------
349 - 360                                 1,810     161,420,196.20      93.05
------------------------------------------------------------------------------
Total:                                    2,080     173,471,706.45     100.00
------------------------------------------------------------------------------


------------------------------------------------------------------------------
                                                                         % of
                                              #          Total          Total
                                             of         Current        Current
Year of Origination                         Loans       Balance        Balance
------------------------------------------------------------------------------
1988                                          1          61,832.04       0.04
------------------------------------------------------------------------------
1997                                          6         679,252.04       0.39
------------------------------------------------------------------------------
1998                                      2,073     172,730,622.37      99.57
------------------------------------------------------------------------------
Total:                                    2,080     173,471,706.45     100.00
------------------------------------------------------------------------------


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                   Page 14                          BEAR STEARNS

                             Computational Material
                             UCFC Loan Trust 1998-D
          THESE COMPUTATIONALS SUPERCEDE ALL PREVIOUSLY ISSUED VERSIONS

    Note: The description of the collateral herein will be superceded by the description of the collateral in the prospectus.


------------------------------------------------------------------------------
                                                                         % of
                                              #          Total          Total
Maturity                                     of         Current        Current
Date                                        Loans       Balance        Balance
------------------------------------------------------------------------------
2008                                          5         159,530.73       0.09
------------------------------------------------------------------------------
2013                                        129       5,099,569.64       2.94
------------------------------------------------------------------------------
2014                                          5         186,500.00       0.11
------------------------------------------------------------------------------
2018                                        120       5,600,525.80       3.23
------------------------------------------------------------------------------
2019                                          5         326,132.04       0.19
------------------------------------------------------------------------------
2027                                          6         679,252.04       0.39
------------------------------------------------------------------------------
2028                                      1,768     157,692,296.20      90.90
------------------------------------------------------------------------------
2029                                         42       3,727,900.00       2.15
------------------------------------------------------------------------------
Total:                                    2,080     173,471,706.45     100.00
------------------------------------------------------------------------------



------------------------------------------------------------------------------
                                                                         % of
Geographic                                    #          Total          Total
Distribution                                 of         Current        Current
by Balance                                  Loans       Balance        Balance
------------------------------------------------------------------------------
California                                  173      29,061,021.26      16.75
------------------------------------------------------------------------------
Ohio                                        213      13,805,196.71       7.96
------------------------------------------------------------------------------
Michigan                                    183      12,608,602.77       7.27
------------------------------------------------------------------------------
New York                                     75       8,502,662.49       4.90
------------------------------------------------------------------------------
North Carolina                              101       8,347,134.32       4.81
------------------------------------------------------------------------------
Indiana                                     138       7,613,004.18       4.39
------------------------------------------------------------------------------
Georgia                                      67       6,316,409.93       3.64
------------------------------------------------------------------------------
Mississippi                                  79       5,717,844.03       3.30
------------------------------------------------------------------------------
Tennessee                                    76       5,604,809.56       3.23
------------------------------------------------------------------------------
Florida                                      55       4,616,751.60       2.66
------------------------------------------------------------------------------
South Carolina                               43       4,217,870.46       2.43
------------------------------------------------------------------------------
Louisiana                                    58       3,736,167.14       2.15
------------------------------------------------------------------------------
Virginia                                     45       3,682,597.74       2.12
------------------------------------------------------------------------------
Colorado                                     36       3,655,529.97       2.11
------------------------------------------------------------------------------
Kentucky                                     59       3,525,096.39       2.03
------------------------------------------------------------------------------
New Jersey                                   34       3,469,824.76       2.00
------------------------------------------------------------------------------
Pennsylvania                                 50       3,414,041.25       1.97
------------------------------------------------------------------------------
Massachusetts                                27       3,374,719.28       1.95
------------------------------------------------------------------------------
Utah                                         34       3,245,474.02       1.87
------------------------------------------------------------------------------
Kansas                                       64       3,008,234.84       1.73
------------------------------------------------------------------------------
Oklahoma                                     49       2,916,944.37       1.68
------------------------------------------------------------------------------
Maine                                        36       2,916,683.32       1.68
------------------------------------------------------------------------------
Maryland                                     27       2,811,025.75       1.62
------------------------------------------------------------------------------
Illinois                                     57       2,775,554.28       1.60
------------------------------------------------------------------------------
Connecticut                                  21       2,237,015.22       1.29
------------------------------------------------------------------------------
Oregon                                       18       2,186,766.89       1.26
------------------------------------------------------------------------------
Washington                                   15       2,084,678.50       1.20
------------------------------------------------------------------------------

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                   Page 15                          BEAR STEARNS

                             Computational Material
                             UCFC Loan Trust 1998-D
          THESE COMPUTATIONALS SUPERCEDE ALL PREVIOUSLY ISSUED VERSIONS

    Note: The description of the collateral herein will be superceded by the description of the collateral in the prospectus.



------------------------------------------------------------------------------
Iowa                                         33       1,994,575.27       1.15
------------------------------------------------------------------------------
Arizona                                      21       1,872,111.56       1.08
------------------------------------------------------------------------------
Alabama                                      20       1,778,618.02       1.03
------------------------------------------------------------------------------
New Hampshire                                22       1,744,145.48       1.01
------------------------------------------------------------------------------
Missouri                                     25       1,719,392.98       0.99
------------------------------------------------------------------------------
Texas                                        27       1,569,462.31       0.90
------------------------------------------------------------------------------
West Virginia                                20       1,243,826.25       0.72
------------------------------------------------------------------------------
Wisconsin                                    12       1,151,095.90       0.66
------------------------------------------------------------------------------
Arkansas                                     17         876,738.07       0.51
------------------------------------------------------------------------------
New Mexico                                   10         854,060.27       0.49
------------------------------------------------------------------------------
District of Columbia                          4         810,989.97       0.47
------------------------------------------------------------------------------
Minnesota                                    13         658,978.60       0.38
------------------------------------------------------------------------------
Nebraska                                      8         573,748.31       0.33
------------------------------------------------------------------------------
Idaho                                         7         457,334.97       0.26
------------------------------------------------------------------------------
Nevada                                        3         300,738.15       0.17
------------------------------------------------------------------------------
Rhode Island                                  2         234,643.72       0.14
------------------------------------------------------------------------------
Vermont                                       1          91,960.59       0.05
------------------------------------------------------------------------------
Montana                                       1          49,725.00       0.03
------------------------------------------------------------------------------
Wyoming                                       1          37,900.00       0.02
------------------------------------------------------------------------------
Total:                                    2,080     173,471,706.45     100.00
------------------------------------------------------------------------------


------------------------------------------------------------------------------
                                                                         % of
                                              #          Total          Total
                                             of         Current        Current
Property Type                               Loans       Balance        Balance
------------------------------------------------------------------------------
Single Family Detached                    1,937     157,859,657.30      91.00
------------------------------------------------------------------------------
Condominium                                  51       5,293,590.85       3.05
------------------------------------------------------------------------------
Duplex                                       40       4,198,772.49       2.42
------------------------------------------------------------------------------
PUD                                          21       3,362,851.69       1.94
------------------------------------------------------------------------------
Fourplex                                     11       1,218,337.64       0.70
------------------------------------------------------------------------------
Townhouse                                     6         502,746.79       0.29
------------------------------------------------------------------------------
Triplex                                       4         399,744.94       0.23
------------------------------------------------------------------------------
Rowhouse                                      4         256,167.04       0.15
------------------------------------------------------------------------------
Manufactured Housing                          4         240,875.75       0.14
------------------------------------------------------------------------------
Modular Housing                               2         138,961.96       0.08
------------------------------------------------------------------------------
Total:                                    2,080     173,471,706.45     100.00
------------------------------------------------------------------------------


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                   Page 16                          BEAR STEARNS

                             Computational Material
                             UCFC Loan Trust 1998-D
          THESE COMPUTATIONALS SUPERCEDE ALL PREVIOUSLY ISSUED VERSIONS

    Note: The description of the collateral herein will be superceded by the description of the collateral in the prospectus.


------------------------------------------------------------------------------
                                                                         % of
                                              #          Total          Total
                                             of         Current        Current
Occupancy                                   Loans       Balance        Balance
------------------------------------------------------------------------------
Primary                                   2,032     169,936,318.29      97.96
------------------------------------------------------------------------------
Investment                                   46       3,312,779.93       1.91
------------------------------------------------------------------------------
Second Home                                   2         222,608.23       0.13
------------------------------------------------------------------------------
Total:                                    2,080     173,471,706.45     100.00
------------------------------------------------------------------------------


------------------------------------------------------------------------------
                                                                         % of
                                              #          Total          Total
Lien                                         of         Current        Current
Position                                    Loans       Balance        Balance
------------------------------------------------------------------------------
1st Lien                                  2,080     173,471,706.45     100.00
------------------------------------------------------------------------------
Total:                                    2,080     173,471,706.45     100.00
------------------------------------------------------------------------------

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                   Page 17                          BEAR STEARNS

BEAR STEARNS                                                                    BEAR, STEARNS & CO. INC.
ATLANTA o BEIJING o BOSTON o BUENOS AIRES o  CHICAGO o DALLAS              ASSET-BACKED SECURITIES GROUP
DUBLIN o GENEVA o HONG KONG o LONDON o LOS ANGELES                                       245 Park Avenue
LUGANO o NEW YORK o PARIS o SAN FRANCISCO o SAO PAOLO                           New York, New York 10167
SHANGAI o  SINGAPORE o TOKYO  o WASHINGTON, DC                         (212) 272-2000; (212)272-7294 fax

                                         Computational Materials
                           UCFC Loan Trust 1998-D (FIXED RATE CERTIFICATES)
--------------------------------------------------------------------------------------------------------
Fax to:                                                                          Date: December 16, 1998
Company:                                                        # Pages (incl. cover): 26
Fax No:                                                                      Phone No:
--------------------------------------------------------------------------------------------------------
From:                                                                        Phone No:
--------------------------------------------------------------------------------------------------------

STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear Stearns, not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information," please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear, Stearns. and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

                             Computational Material
                             UCFC Loan Trust 1998-D
          THESE COMPUTATIONALS SUPERCEDE ALL PREVIOUSLY ISSUED VERSIONS
--------------------------------------------------------------------------------

                                   PRELIMINARY
                             BACKGROUND INFORMATION

              UCFC LOAN TRUST 1998-D (fixed-rate bond portion only)
               ---------------------------------------------------


                $[128,000,000] Class AF-1 FIXED-RATE CERTIFICATES
                              (non-SMMEA-eligible)

                $[59,000,000] Class AF-2 FIXED-RATE CERTIFICATES
                              (non-SMMEA-eligible)

                $[18,000,000] Class AF-3 FIXED-RATE CERTIFICATES
                              (non-SMMEA-eligible)

                $[10,000,000] Class AF-4 FIXED-RATE CERTIFICATES
                              (non-SMMEA-eligible)

                $[10,000,000] Class AF-5 FIXED-RATE CERTIFICATES
                              (non-SMMEA-eligible)

                $[13,274,000] Class AF-6 FIXED-RATE CERTIFICATES
                              (non-SMMEA-eligible)

                $[26,475,000] Class AF-7 FIXED-RATE CERTIFICATES
                           Non-Accelerated Senior Bond
                              (non-SMMEA-eligible)

                $[150,000,000] Class AF-8 FIXED-RATE CERTIFICATES
                              (non-SMMEA-eligible)

                $[39,638,000] Class MF-1 FIXED-RATE CERTIFICATES
                              (non-SMMEA-eligible)

                $[33,863,000] Class MF-2 FIXED-RATE CERTIFICATES
                              (non-SMMEA-eligible)

                $[26,250,000] Class BF-1 FIXED-RATE CERTIFICATES
                              (non-SMMEA eligible)


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                Page 2                              BEAR STEARNS

                             Computational Material
                             UCFC Loan Trust 1998-D
          THESE COMPUTATIONALS SUPERCEDE ALL PREVIOUSLY ISSUED VERSIONS
--------------------------------------------------------------------------------

                                UCFC Loan Trust 1998-D -- Home Equity Loan Asset-Backed Certificates

                                             UCFC LOAN TRUST 1998-D PRICING INFORMATION
                                      --------------------------------------------------------
                                                   (FIXED-RATE BOND PORTION ONLY)

UCFC Loan Trust 1998-D Fixed-Rate Collateral Lead Manager:     Prudential Securities Incorporated
                                               Co-Manager:     Bear, Stearns & Co. Inc.

Class:                                   AF-1             AF-2            AF-3             AF-4             AF-5

Approximate
Face Amount:                       [   128,000,000      59,000,000      18,000,000      10,000,000      10,000,000   ]

Coupon:                            [------------------------------TBD---------------------------------------------------]

Price:                             [------------------------------TBD---------------------------------------------------]

Yield:                             [------------------------------TBD---------------------------------------------------]
(to 10% call)

Spread:                            [------------------------------TBD---------------------------------------------------]

Exp Avg Life
to Maturity:                       [        0.899           2.151           2.923           3.984           4.914       ]

Exp Avg Life
to 10% Call:                       [        0.899           2.151           2.923           3.984           4.914       ]

Exp 1st Prin Pmt
(To Maturity):                     [      01/15/1999      09/15/2000      09/15/2001      08/15/2002      05/15/2003    ]

Exp Mat:                           [      09/15/2000      09/15/2001      08/15/2002      05/15/2003      08/15/2004    ]

Exp Mat to 10% Call:               [      09/15/2000      09/15/2001      08/15/2002      05/15/2003      08/15/2004    ]

Stated Mat:                        [      05/15/2013      05/15/2021      02/15/2024      10/15/2025      04/15/2027    ]

Expected
Rating (Moody's/Fitch/ S&P):              Aaa/AAA/AAA     Aaa/AAA/AAA     Aaa/AAA/AAA     Aaa/AAA/AAA     Aaa/AAA/AAA

Pricing Speed:                     [-------------------------------25% HEP ----------------------------------------------]

Pricing Date:                      [------------------------------TBD---------------------------------------------------]

Investor
Settle Date:                               12/30/98        12/30/98         12/30/98        12/30/98       12/30/98

Pmt Delay:                                 14 days          14 days          14 days         14 days        14 days

Cut-off Date:                              12/01/98        12/01/98         12/01/98        12/01/98       12/01/98

Dated Date:                                12/01/98        12/01/98         12/01/98        12/01/98       12/01/98

Int Pmt:                                    30/360          30/360           30/360          30/360         30/360

Pmt Terms:                                 Monthly         Monthly          Monthly         Monthly        Monthly

1st Int. Pmt Date:                         01/15/99        01/15/99         01/15/99        01/15/99       01/15/99

Collateral Type:                          Fixed-Rate      Fixed-Rate       Fixed-Rate      Fixed-Rate     Fixed-Rate

SMMEA
Eligibility:                              non-SMMEA       non-SMMEA         non-SMMEA       non-SMMEA      non-SMMEA

------------------------------------------------------------------------------------------------------------------------


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.


                                Page 3                              BEAR STEARNS

                             Computational Material
                             UCFC Loan Trust 1998-D
          THESE COMPUTATIONALS SUPERCEDE ALL PREVIOUSLY ISSUED VERSIONS
--------------------------------------------------------------------------------


                                UCFC Loan Trust 1998-D -- Home Equity Loan Asset-Backed Certificates

                                       UCFC LOAN TRUST 1998-D PRICING INFORMATION (continued)
                                      --------------------------------------------------------
                                                   (FIXED-RATE BOND PORTION ONLY)


Class:                           AF-6*           AF-7            AF-8*            MF-1            MF-2             BF-1**
                                              (NAS BOND)
Approximate
Face Amount:                 [  13,274,000     26,475,000     150,000,000      39,638,000      33,863,000      26,250,000 ]

Coupon:                      [------------------------------TBD----------------------------------------------------------------]

Price:                       [------------------------------TBD----------------------------------------------------------------]

Yield:                       [------------------------------TBD----------------------------------------------------------------]

Spread:                      [------------------------------TBD----------------------------------------------------------------]

Exp Avg Life
to Maturity:                 [     9.801           6.688          2.609            5.765           5.706          5.635        ]

Exp Avg Life
to 10% call:                 [     7.248           6.408          2.453            5.276           5.245          5.234        ]

Exp 1st Prin Pmt:            [  08/15/2004      06/15/2002      01/15/1999      03/15/2002      02/15/2002      01/15/2002     ]
(To Maturity)

Exp Mat:                     [  03/15/2015      01/15/2015      03/15/2015      05/15/2013      07/15/2012      04/15/2011     ]

Exp Mat to 10% call:         [  11/15/2006      11/15/2006      11/15/2006      11/15/2006      11/15/2006      11/15/2006     ]

Stated Mat:                  [  04/15/2030      04/15/2030      04/15/2030      04/15/2030      04/15/2030      04/15/2030     ]

Expected Rating
(Moody's/Fitch/S&P):           Aaa/AAA/AAA      Aaa/AAA/AAA     Aaa/AAA/AAA      Aa2/AA/AA        A2/A/A      Baa2/BBB/BBB

Pricing Speed:               [-------------------------------25 HEP -----------------------------------------------------------]

Pricing Date:                [------------------------------TBD----------------------------------------------------------------]

Investor Settle Date:            12/30/98        12/30/98        12/30/98        12/30/98       12/30/98         12/30/98

Pmt Delay:                       14 days         14 days         14 days          14 days       14 days          14 days

Cut-off Date:                   12/01/98         12/01/98        12/01/98        12/01/98       12/01/98         12/01/98

Dated Date:                     12/01/98         12/01/98        12/01/98        12/01/98       12/01/98        12/01/98

Int Pmt:                         30/360           30/360          30/360          30/360        30/360           30/360

Pmt Terms:                      Monthly          Monthly          Monthly         Monthly       Monthly           Monthly

1st Int. Pmt Date:              01/15/99         01/15/99        01/15/99        01/15/99      01/15/99         01/15/99

Collateral Type:                Fixed-Rate       Fixed-Rate       Fixed-Rate      Fixed-Rate   Fixed-Rate       Fixed-Rate

SMMEA Eligibility:             non-SMMEA         non-SMMEA       non-SMMEA       non-SMMEA     non-SMMEA        non-SMMEA

*    Coupon steps up by 50 bps if optional clean-up call is not exercised.

**   Coupon on Class BF-1 may be subject to WAC Cap.
------------------------------------------------------------------------------------------------------------------------

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.


                                Page 4                              BEAR STEARNS

                             Computational Material
                             UCFC Loan Trust 1998-D
          THESE COMPUTATIONALS SUPERCEDE ALL PREVIOUSLY ISSUED VERSIONS
--------------------------------------------------------------------------------

      UCFC Loan Trust 1998-D -- Home Equity Loan Asset-Backed Certificates
                                SUMMARY OF TERMS
                           --------------------------

Title of Securities:    UCFC Loan Trust 1998-D, Home Equity Loan Asset-Backed
                        Certificates Class AF-1, AF-2, AF-3, AF-4, AF-5, AF-6,
                        AF-7, AF-8, MF-1, MF-2 and BF-1 Certificates.

Depositor:              UCFC Acceptance Corporation.

Servicer:               United Companies Lending Corporation, as interim
                        servicer, pending transfer, and EMC Mortgage Corporation
                        (a wholly owned subsidiary of The Bear Stearns Companies
                        Inc.), as subsequent servicer upon transfer (expected prior to Feb. 28, 1999).

Servicing Fees:         Base Servicing Fee of 50 bps per annum and a
                        supplemental Servicing See.

Originators:            The Home Equity Loans were, and any Subsequent Loans
                        will be, originated, either directly or through correspondents or mortgage brokers, or purchased and re-underwritten, by United Companies and certain subsidiaries and affiliates thereof.

Trustee:                Bankers Trust Company of California, N.A.

Aggregate
Certificate Balance:    $[514,500,000]

Credit Enhancement:     1) Excess Interest
                        2) Over-Collateralization
                        3) Cross-Collateralization with ARM Loan Group
                        4) Subordination

Excess Interest:        Excess interest cashflows will be available as credit
                        enhancement.

Overcollateralization:  The credit enhancement provisions of the Trust are intended to provide for the limited acceleration of the Senior Certificates relative to the amortization of the related collateral, generally in the early months of the transaction. Accelerated amortization is achieved by applying certain excess interest collected on the collateral to the payment of principal on the Senior Certificates, resulting in the build up of overcollateralization ("O/C"). By paying down the principal balance of the certificates faster than the principal amortization of the collateral pool, an overcollateralization amount equal to the excess of the aggregate principal balance of the collateral pool over the principal balance of the Certificates is created. Excess cashflow will be directed to build O/C amount until the collateral pool reaches its required O/C target. Upon this event the acceleration feature will cease, unless it is once again necessary to maintain the required O/C level.

                        Initial: [2.00%]        Target:[6.95%]

                        This O/C percentage is subject to step-down beginning in month 37, if the Subordinate Class Principal Distribution Test is met.

Cross-
Collateralization:      Excess spread from the Fixed and the Adjustable-rate
                        Loan groups, if not needed to credit enhance its own group, will be available to cover losses and build O/C on the other group.

Initial
Subordination:          *** All levels are preliminary and subject to change ***
                        Note: Each percentage listed below includes 2% initial
                        O/C.

                        Class AF-1 -  AF-8                  [21.00%]
                        Class MF-1                          [13.45%]
                        Class MF-2                          [ 7.00%]
                        Class BF-1                          [ 2.00%]

Class Sizes:            Class AF-1 - AF-8                   [79.00%]
                        Class MF-1                          [ 7.55%]
                        Class MF-2                          [ 6.45%]
                        Class BF-1                          [ 5.00%]


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.


                                Page 5                              BEAR STEARNS

                             Computational Material
                             UCFC Loan Trust 1998-D
          THESE COMPUTATIONALS SUPERCEDE ALL PREVIOUSLY ISSUED VERSIONS
--------------------------------------------------------------------------------

      UCFC Loan Trust 1998-D -- Home Equity Loan Asset-Backed Certificates

Distribution  Date:     The 15th day of each month (or, if any such date is not
                        a business day, the first business day thereafter) commencing in January 1999. The payment delay will be 14 days for the Class AF-1, AF-2, AF-3, AF-4, AF-5, AF-6,
                        AF-7, AF-8, MF-1, MF-2 and BF-1 Certificates.

Interest Accrual:       Interest will accrue from the 1st day of the preceeding
                        month until the 30th day of the preceeding month.

Cashflow Priority:      1) Repayment of any unrecoverable, unreimbursed Servicer
                        advances;

                        2) Base Servicing Fee + Supplemental Servicing Fee;

                        3) Fixed-rate interest funds, in the following order of priority:

                                    A) Monthly interest, including any interest carryforward to Class AF-1 through AF-8;

                                    B) Monthly interest, to Class MF-1;

                                    C) Monthly interest, to Class MF-2;

                                    D) Monthly interest, to Class BF-1;

                        4) Fixed-rate principal funds, in the following order of priority:

                                    A) To the Class AF-8 Certificates - the
                                    Class AF-8 Pro Rata Share (36% of the
                                    Fixed-Rate Class A principal funds);

                                    B) To the Class AF-7 Certificates - the
                                    Class AF-7 Principal Distribution Amount of the Adjusted Fixed-Rate Principal Distribution Amount (64% of the Fixed-Rate Class A principal funds);

                                    C) If the Subordinate Class Principal
                                    Distribution Test is NOT met, then all
                                    scheduled and unscheduled principal will be paid to the Class AF-1 through AF-7 Certificates, in sequential order;

                                    D) If the Subordinate Class Principal
                                    Distribution Test IS met, then all
                                    Certificates will be entitled to receive payments of principal, in the following order of priority: first to the Class A Certificates (in the same order of priority as is the case prior to the Test being met), second to the Class MF-1 Certificates, third to the Class MF-2 Certificates, and fourth to the Class BF-1 Certificates;

                        5) Excess cashflow, as follows: to the Class AF Certificates to build O/C, then any interest carryforward to the Class MF-1 Certificates, then any unpaid realized loss amount to the Class MF-1 Certificates; then any interest carryforward to the Class MF-2 Certificates, then any unpaid realized loss amount to the Class MF-2 Certificates; then any interest carryforward to the Class BF-1 Certificates, then any unpaid realized loss amount to the Class BF-1 Certificates;

                        6) Excess cashflow, as follows: to build the required O/C on the adjustable-rate Certificates, then any interest carryforward and unpaid realized loss amounts on the adjustable-rate Certificates;

                        7) Any excess cashflow reverts to United Companies.

The Subordinate Class
Principal Distribution
Test: The Subordinate Class Principal Distribution Test is met if:

                        A) The Remittance Date is on or after the first Subordinate Class Principal Distribution Date; and

                        B) A Trigger Event has not occured. Subordinate Class Principal Distribution Date: The later of (i) January 2002 Payment Date and (ii) the first Payment Date on which the Senior Enhancement Percentage (i.e., the sum of the Subordinate Certificates + the O/C amount for the fixed-rate bonds divided by the aggregate Loan Balance of the mortgage loans in Fixed Loan Group) is greater than or equal to the Senior Specified Enhancement Percentage, which is equal to two times the initial AAA subordination (including O/C).

                        Senior Specified Enhancement Percentage:
                        ---------------------------------------
                        [51.90%] or [19.00% + 6.95%]*2

Trigger Event:          If the percentage obtained by dividing (x) the principal
                        amount of 60+ day delinquent loans (including foreclosures and REOs) by (y) the aggregate outstanding loan balance of the mortgage loans as of the last day of the immediately preceding Remittance Period equals or exceeds [0.40] multiplied by the Senior Enhancement
                        Percentage.

                        If the Subordinate Class Principal Distribution Test is met, principal will be distributed in amounts that will keep the subordination for each class at its required level.

                        REQUIRED SUBORDINATION LEVELS
                        -----------------------------
                        Class AF    -   [51.90%]
                        Class MF-1  -   [36.80%]
                        Class MF-2  -   [23.90%]
                        Class BF-1  -   [13.90%]


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.


                                Page 6                              BEAR STEARNS

                             Computational Material
                             UCFC Loan Trust 1998-D
          THESE COMPUTATIONALS SUPERCEDE ALL PREVIOUSLY ISSUED VERSIONS
--------------------------------------------------------------------------------

      UCFC Loan Trust 1998-D -- Home Equity Loan Asset-Backed Certificates

Class AF-7 Principal
Distribution  Amount:   The applicable Class AF-7 Principal percentage
                        multiplied by the Class AF-7 Principal pro rata
                        (excluding the Class AF-8 Certificates) distribution amount for such Payment Date.

                        The Class AF-7 Principal Percentage
                        -----------------------------------
                        January 1999 to December 2001 ==> 0%
                        January 2002 to December 2003 ==> 45%
                        January 2004 to December 2004 ==> 80%
                        January 2005 to December 2005 ==> 100%
                        January 2006 and after        ==> 300%

Offering:               Public shelf offering -- a prospectus and prospectus
                        supplement will be distributed after pricing.

Pricing Date:           TBD

Investor
Settlement Date:        December 30, 1998

Form of Certificates:   Book-Entry form, same-day funds through DTC, Euroclear
                        and CEDEL

Prepayment
Assumption:             25% HEP (2.5% CPR in month 1 with monthly incremental
                        increases of 2.5% CPR until the speed reaches 25% CPR in month 10 based on loan seasoning.) This means that seasoned loans will start further up on the prepayment curve.

Optional
Cleanup Call:           United Companies will have the right to purchase the
                        Home Equity Loans on any Remittance Date when the aggregate Loan Balance of the Home Equity Loans in both
                        Groups has declined to 10% or less of an amount equal to the aggregate balances of the Home Equity Loans as of the Cut-Off Date including the Subsequent Loans.

Pre-Funding Account:    On the closing date, approximately $[100,026,847] will
                        be deposited in a pre-funding account for the purchase of additional fixed-rate mortgage loans. From the closing date until [March] 15, 1999, the Trust intends to purchase mortgage loans up to the entire pre-funding amount. Funds remaining the pre-funding account that total less than $100,000 after this period will be distributed to investors in the Class AF-1 and Class
                        AF-8 Certificates as a prepayment on [March] 15, 1999.
                        If the funds remaining in the pre-funding account total greater than $100,000 after this period, the funds will be distributed on a pro-rata basis to the investors in the Class AF-1 through AF-8 Certificates as a prepayment on [March] 15, 1999. The additional mortgage loans will be subject to certain aggregate group characteristics that will be more fully described in the Prospectus
                        Supplement.

Base Servicing Fee:     50 bps per annum.

ERISA Considerations:   Subject to the considerations and conditions described
                        in the Prospectus Supplement, it is expected that the Class A Certificates may be purchased by employee benefit plans that are subject to ERISA.

Taxation:               REMIC

Legal Investment:       None of the Certificates will be SMMEA-eligible.

Certificates Ratings:   "Aaa", "AAA", and "AAA" for the Class AF-1, AF-2, AF-3,
                        AF-4, AF-5, AF-6, AF-7 and AF-8 Certificates, "Aa2",
                        "AA" and "AA" for Class MF-1, "A2", "A" and A" for Class
                        MF-2, and "Baa2", "BBB" and "BBB" for Class BF-1 by
                        Moody's, S&P and Fitch, respectively.

Prospectus:             The Certificates are being offered pursuant to a
                        Prospectus which includes a Prospetus Supplement
                        (together, the "Prospectus"). Complete information with respect to the Certificates and the Collateral is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consumated unless the purchaser has received the Prospectus.


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.


                                Page 7                              BEAR STEARNS

                             Computational Material
                             UCFC Loan Trust 1998-D
          THESE COMPUTATIONALS SUPERCEDE ALL PREVIOUSLY ISSUED VERSIONS
--------------------------------------------------------------------------------

 CURRENT BALANCE: $128,000,000.00                                                                 DATED DATE: 12/01/98
          COUPON:  TBD%                                   ucfc98df                             FIRST PAYMENT: 01/15/99
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 15
ORIGINAL BALANCE: $128,000,000.00              BOND AF-1 BE-YIELD TABLE                     YIELD TABLE DATE: 12/30/98
                                                      PREPAYMENT SPEED

           PRICING SPEED
     FIX (HEP)    25         15          18          22          28
     ARM (CPR)    100 PPC    100 PPC     100 PPC     100 PPC     100 PPC

     99-24         6.247       6.243       6.244       6.246       6.248
     99-24+        6.228       6.230       6.229       6.229       6.228
     99-25         6.210       6.217       6.214       6.212       6.208
     99-25+        6.191       6.203       6.199       6.195       6.188
     99-26         6.173       6.190       6.184       6.177       6.168
     99-26+        6.154       6.177       6.169       6.160       6.148
     99-27         6.136       6.163       6.154       6.143       6.129
     99-27+        6.117       6.150       6.139       6.126       6.109

     99-28         6.099       6.137       6.124       6.109       6.089
     99-28+        6.080       6.123       6.109       6.092       6.069
     99-29         6.062       6.110       6.094       6.075       6.050
     99-29+        6.044       6.097       6.079       6.058       6.030
     99-30         6.025       6.083       6.064       6.041       6.010
     99-30+        6.007       6.070       6.049       6.024       5.990
     99-31         5.988       6.057       6.035       6.007       5.971
     99-31+        5.970       6.043       6.020       5.990       5.951

    100-00         5.951       6.030       6.005       5.973       5.931
    100-00+        5.933       6.017       5.990       5.956       5.911
    100-01         5.915       6.004       5.975       5.939       5.892
    100-01+        5.896       5.990       5.960       5.922       5.872
    100-02         5.878       5.977       5.945       5.905       5.852
    100-02+        5.859       5.964       5.930       5.888       5.832
    100-03         5.841       5.951       5.915       5.871       5.813
    100-03+        5.823       5.937       5.900       5.854       5.793

    100-04         5.804       5.924       5.885       5.837       5.773
    100-04+        5.786       5.911       5.870       5.820       5.754
    100-05         5.767       5.898       5.855       5.803       5.734
    100-05+        5.749       5.884       5.840       5.787       5.714
    100-06         5.731       5.871       5.825       5.770       5.695
    100-06+        5.712       5.858       5.811       5.753       5.675
    100-07         5.694       5.845       5.796       5.736       5.655
    100-07+        5.676       5.831       5.781       5.719       5.636

First Payment      0.042       0.042       0.042       0.042       0.042
Average Life       0.899       1.266       1.117       0.977       0.836
Last Payment       1.708       2.542       2.208       1.875       1.542
Mod.Dur. @ 100-00  0.844       1.170       1.040       0.915       0.788


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.


                                Page 8                              BEAR STEARNS

                             Computational Material
                             UCFC Loan Trust 1998-D
          THESE COMPUTATIONALS SUPERCEDE ALL PREVIOUSLY ISSUED VERSIONS
--------------------------------------------------------------------------------

 CURRENT BALANCE: $59,000,000.00                                                                  DATED DATE: 12/01/98
          COUPON:  TBD%                                   ucfc98df                             FIRST PAYMENT: 01/15/99
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 15
ORIGINAL BALANCE: $59,000,000.00               BOND AF-2 BE-YIELD TABLE                     YIELD TABLE DATE: 12/30/98

           PRICING SPEED
     FIX (HEP)    25         15          18          22          28
     ARM (CPR)    100 PPC    100 PPC     100 PPC     100 PPC     100 PPC

     99-24         6.104       6.101       6.102       6.103       6.105
     99-24+        6.096       6.096       6.096       6.096       6.096
     99-25         6.088       6.091       6.090       6.089       6.087
     99-25+        6.080       6.086       6.084       6.082       6.078
     99-26         6.072       6.080       6.078       6.074       6.070
     99-26+        6.064       6.075       6.072       6.067       6.061
     99-27         6.056       6.070       6.066       6.060       6.052
     99-27+        6.048       6.065       6.060       6.053       6.043

     99-28         6.040       6.060       6.054       6.046       6.035
     99-28+        6.032       6.055       6.048       6.039       6.026
     99-29         6.024       6.049       6.042       6.032       6.017
     99-29+        6.016       6.044       6.036       6.024       6.008
     99-30         6.008       6.039       6.030       6.017       6.000
     99-30+        6.000       6.034       6.024       6.010       5.991
     99-31         5.993       6.029       6.017       6.003       5.982
     99-31+        5.985       6.023       6.011       5.996       5.973

    100-00         5.977       6.018       6.005       5.989       5.965
    100-00+        5.969       6.013       5.999       5.981       5.956
    100-01         5.961       6.008       5.993       5.974       5.947
    100-01+        5.953       6.003       5.987       5.967       5.938
    100-02         5.945       5.998       5.981       5.960       5.930
    100-02+        5.937       5.992       5.975       5.953       5.921
    100-03         5.929       5.987       5.969       5.946       5.912
    100-03+        5.921       5.982       5.963       5.939       5.904

    100-04         5.913       5.977       5.957       5.931       5.895
    100-04+        5.905       5.972       5.951       5.924       5.886
    100-05         5.897       5.967       5.945       5.917       5.877
    100-05+        5.889       5.961       5.939       5.910       5.869
    100-06         5.881       5.956       5.933       5.903       5.860
    100-06+        5.873       5.951       5.927       5.896       5.851
    100-07         5.866       5.946       5.921       5.889       5.843
    100-07+        5.858       5.941       5.915       5.882       5.834

First Payment      1.708       2.542       2.208       1.875       1.542
Average Life       2.151       3.435       2.900       2.409       1.943
Last Payment       2.708       4.708       3.875       3.042       2.375
Mod.Dur. @ 100-00  1.957       3.006       2.579       2.175       1.780


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.


                                Page 9                              BEAR STEARNS

                             Computational Material
                             UCFC Loan Trust 1998-D
          THESE COMPUTATIONALS SUPERCEDE ALL PREVIOUSLY ISSUED VERSIONS
--------------------------------------------------------------------------------

 CURRENT BALANCE: $18,000,000.00                                                                  DATED DATE: 12/01/98
          COUPON:  TBD%                                   ucfc98df                             FIRST PAYMENT: 01/15/99
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 15
ORIGINAL BALANCE: $18,000,000.00               BOND AF-3 BE-YIELD TABLE                     YIELD TABLE DATE: 12/30/98

           PRICING SPEED
     FIX (HEP)    25         15          18          22          28
     ARM (CPR)    100 PPC    100 PPC     100 PPC     100 PPC     100 PPC

     99-24         6.203       6.201       6.202       6.202       6.204
     99-24+        6.197       6.198       6.198       6.197       6.197
     99-25         6.191       6.194       6.194       6.192       6.190
     99-25+        6.185       6.191       6.190       6.187       6.183
     99-26         6.179       6.188       6.186       6.183       6.177
     99-26+        6.173       6.184       6.182       6.178       6.170
     99-27         6.167       6.181       6.178       6.173       6.163
     99-27+        6.161       6.177       6.174       6.168       6.156

     99-28         6.155       6.174       6.170       6.163       6.150
     99-28+        6.149       6.171       6.166       6.158       6.143
     99-29         6.143       6.167       6.162       6.153       6.136
     99-29+        6.137       6.164       6.158       6.148       6.129
     99-30         6.131       6.161       6.154       6.143       6.123
     99-30+        6.125       6.157       6.150       6.138       6.116
     99-31         6.119       6.154       6.146       6.133       6.109
     99-31+        6.113       6.151       6.142       6.129       6.102

    100-00         6.107       6.147       6.138       6.124       6.096
    100-00+        6.101       6.144       6.134       6.119       6.089
    100-01         6.095       6.140       6.130       6.114       6.082
    100-01+        6.089       6.137       6.126       6.109       6.075
    100-02         6.083       6.134       6.122       6.104       6.069
    100-02+        6.077       6.130       6.118       6.099       6.062
    100-03         6.071       6.127       6.114       6.094       6.055
    100-03+        6.065       6.124       6.110       6.089       6.049

    100-04         6.059       6.120       6.106       6.084       6.042
    100-04+        6.053       6.117       6.102       6.080       6.035
    100-05         6.047       6.114       6.098       6.075       6.028
    100-05+        6.041       6.110       6.094       6.070       6.022
    100-06         6.035       6.107       6.090       6.065       6.015
    100-06+        6.029       6.104       6.086       6.060       6.008
    100-07         6.023       6.100       6.082       6.055       6.001
    100-07+        6.017       6.097       6.078       6.050       5.995

First Payment      2.708       4.708       3.875       3.042       2.375
Average Life       2.923       5.643       4.604       3.646       2.570
Last Payment       3.625       6.792       5.458       4.292       2.708
Mod.Dur. @ 100-00  2.596       4.625       3.891       3.170       2.308


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.


                                Page 10                             BEAR STEARNS

                             Computational Material
                             UCFC Loan Trust 1998-D
          THESE COMPUTATIONALS SUPERCEDE ALL PREVIOUSLY ISSUED VERSIONS
--------------------------------------------------------------------------------

 CURRENT BALANCE: $10,000,000.00                                                                  DATED DATE: 12/01/98
          COUPON:  TBD%                                   ucfc98df                             FIRST PAYMENT: 01/15/99
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 15
ORIGINAL BALANCE: $10,000,000.00               BOND AF-4 BE-YIELD TABLE                     YIELD TABLE DATE: 12/30/98
                                                      PREPAYMENT SPEED

           PRICING SPEED
     FIX (HEP)    25         15          18          22          28
     ARM (CPR)    100 PPC    100 PPC     100 PPC     100 PPC     100 PPC

     99-24         6.344       6.343       6.343       6.344       6.345
     99-24+        6.339       6.341       6.340       6.340       6.338
     99-25         6.335       6.338       6.337       6.336       6.332
     99-25+        6.330       6.336       6.334       6.332       6.326
     99-26         6.326       6.333       6.331       6.328       6.320
     99-26+        6.321       6.331       6.328       6.324       6.314
     99-27         6.317       6.328       6.325       6.320       6.308
     99-27+        6.312       6.326       6.321       6.316       6.301

     99-28         6.308       6.324       6.318       6.312       6.295
     99-28+        6.303       6.321       6.315       6.308       6.289
     99-29         6.298       6.319       6.312       6.304       6.283
     99-29+        6.294       6.316       6.309       6.301       6.277
     99-30         6.289       6.314       6.306       6.297       6.271
     99-30+        6.285       6.311       6.302       6.293       6.264
     99-31         6.280       6.309       6.299       6.289       6.258
     99-31+        6.276       6.306       6.296       6.285       6.252

    100-00         6.271       6.304       6.293       6.281       6.246
    100-00+        6.267       6.302       6.290       6.277       6.240
    100-01         6.262       6.299       6.287       6.273       6.234
    100-01+        6.258       6.297       6.284       6.269       6.227
    100-02         6.253       6.294       6.280       6.265       6.221
    100-02+        6.248       6.292       6.277       6.261       6.215
    100-03         6.244       6.289       6.274       6.257       6.209
    100-03+        6.239       6.287       6.271       6.253       6.203

    100-04         6.235       6.284       6.268       6.250       6.197
    100-04+        6.230       6.282       6.265       6.246       6.191
    100-05         6.226       6.279       6.262       6.242       6.184
    100-05+        6.221       6.277       6.258       6.238       6.178
    100-06         6.217       6.275       6.255       6.234       6.172
    100-06+        6.212       6.272       6.252       6.230       6.166
    100-07         6.208       6.270       6.249       6.226       6.160
    100-07+        6.203       6.267       6.246       6.222       6.154

First Payment      3.625       6.792       5.458       4.292       2.708
Average Life       3.984       8.443       6.139       4.717       2.840
Last Payment       4.375       9.875       6.958       5.208       2.958
Mod.Dur. @ 100-00  3.419       6.349       4.942       3.961       2.524


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.


                                Page 11                             BEAR STEARNS

                             Computational Material
                             UCFC Loan Trust 1998-D
          THESE COMPUTATIONALS SUPERCEDE ALL PREVIOUSLY ISSUED VERSIONS
--------------------------------------------------------------------------------

 CURRENT BALANCE: $10,000,000.00                                                                  DATED DATE: 12/01/98
          COUPON:  TBD%                                   ucfc98df                             FIRST PAYMENT: 01/15/99
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 15
ORIGINAL BALANCE: $10,000,000.00               BOND AF-5 BE-YIELD TABLE                     YIELD TABLE DATE: 12/30/98
                                                      PREPAYMENT SPEED

           PRICING SPEED
     FIX (HEP)    25         15          18          22          28
     ARM (CPR)    100 PPC    100 PPC     100 PPC     100 PPC     100 PPC

     99-24         6.476       6.476       6.476       6.476       6.476
     99-24+        6.472       6.474       6.474       6.473       6.471
     99-25         6.468       6.472       6.471       6.470       6.467
     99-25+        6.465       6.470       6.469       6.466       6.462
     99-26         6.461       6.468       6.467       6.463       6.457
     99-26+        6.457       6.466       6.464       6.460       6.452
     99-27         6.453       6.463       6.462       6.457       6.448
     99-27+        6.449       6.461       6.460       6.454       6.443

     99-28         6.445       6.459       6.457       6.450       6.438
     99-28+        6.442       6.457       6.455       6.447       6.434
     99-29         6.438       6.455       6.453       6.444       6.429
     99-29+        6.434       6.453       6.450       6.441       6.424
     99-30         6.430       6.451       6.448       6.438       6.420
     99-30+        6.426       6.449       6.446       6.434       6.415
     99-31         6.423       6.447       6.443       6.431       6.410
     99-31+        6.419       6.445       6.441       6.428       6.406

    100-00         6.415       6.443       6.439       6.425       6.401
    100-00+        6.411       6.441       6.436       6.422       6.396
    100-01         6.407       6.439       6.434       6.419       6.391
    100-01+        6.404       6.437       6.432       6.415       6.387
    100-02         6.400       6.435       6.429       6.412       6.382
    100-02+        6.396       6.433       6.427       6.409       6.377
    100-03         6.392       6.431       6.425       6.406       6.373
    100-03+        6.388       6.428       6.422       6.403       6.368

    100-04         6.385       6.426       6.420       6.399       6.363
    100-04+        6.381       6.424       6.418       6.396       6.359
    100-05         6.377       6.422       6.415       6.393       6.354
    100-05+        6.373       6.420       6.413       6.390       6.349
    100-06         6.369       6.418       6.411       6.387       6.345
    100-06+        6.366       6.416       6.408       6.384       6.340
    100-07         6.362       6.414       6.406       6.380       6.335
    100-07+        6.358       6.412       6.404       6.377       6.331

First Payment      4.375       9.875       6.958       5.208       2.958
Average Life       4.914      10.785       9.096       6.094       3.865
Last Payment       5.625      11.042       9.792       8.458       4.542
Mod.Dur. @ 100-00  4.086       7.558       6.680       4.886       3.312


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.


                                Page 12                             BEAR STEARNS

                             Computational Material
                             UCFC Loan Trust 1998-D
          THESE COMPUTATIONALS SUPERCEDE ALL PREVIOUSLY ISSUED VERSIONS
--------------------------------------------------------------------------------

 CURRENT BALANCE: $13,274,000.00                                                                  DATED DATE: 12/01/98
          COUPON:  TBD%                                   ucfc98df                             FIRST PAYMENT: 01/15/99
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 15
ORIGINAL BALANCE: $13,274,000.00               BOND AF-6 BE-YIELD TABLE                     YIELD TABLE DATE: 12/30/98
                                                      PREPAYMENT SPEED
                                                      *** TO CALL ***

           PRICING SPEED
     FIX (HEP)    25         15          18          22          28
     ARM (CPR)    100 PPC    100 PPC     100 PPC     100 PPC     100 PPC

     99-24         6.792       6.793       6.793       6.792       6.792
     99-24+        6.789       6.791       6.790       6.790       6.789
     99-25         6.787       6.789       6.788       6.788       6.785
     99-25+        6.784       6.787       6.786       6.785       6.782
     99-26         6.781       6.785       6.784       6.783       6.779
     99-26+        6.778       6.782       6.781       6.780       6.775
     99-27         6.775       6.780       6.779       6.778       6.772
     99-27+        6.773       6.778       6.777       6.775       6.769

     99-28         6.770       6.776       6.775       6.773       6.765
     99-28+        6.767       6.774       6.772       6.770       6.762
     99-29         6.764       6.772       6.770       6.768       6.759
     99-29+        6.761       6.770       6.768       6.765       6.756
     99-30         6.759       6.768       6.766       6.763       6.752
     99-30+        6.756       6.766       6.764       6.760       6.749
     99-31         6.753       6.764       6.761       6.758       6.746
     99-31+        6.750       6.762       6.759       6.755       6.742

    100-00         6.747       6.760       6.757       6.753       6.739
    100-00+        6.745       6.758       6.755       6.750       6.736
    100-01         6.742       6.756       6.752       6.748       6.732
    100-01+        6.739       6.754       6.750       6.746       6.729
    100-02         6.736       6.752       6.748       6.743       6.726
    100-02+        6.733       6.750       6.746       6.741       6.723
    100-03         6.731       6.747       6.743       6.738       6.719
    100-03+        6.728       6.745       6.741       6.736       6.716

    100-04         6.725       6.743       6.739       6.733       6.713
    100-04+        6.722       6.741       6.737       6.731       6.709
    100-05         6.719       6.739       6.735       6.728       6.706
    100-05+        6.717       6.737       6.732       6.726       6.703
    100-06         6.714       6.735       6.730       6.723       6.700
    100-06+        6.711       6.733       6.728       6.721       6.696
    100-07         6.708       6.731       6.726       6.718       6.693
    100-07+        6.705       6.729       6.723       6.716       6.690

First Payment      5.625      11.042       9.792       8.458       4.542
Average Life       7.248      11.042       9.792       8.541       5.927
Last Payment       7.875      11.042       9.792       8.542       7.292
Mod.Dur. @ 100-00  5.546       7.559       6.955       6.299       4.714


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.


                                Page 13                             BEAR STEARNS

                             Computational Material
                             UCFC Loan Trust 1998-D
          THESE COMPUTATIONALS SUPERCEDE ALL PREVIOUSLY ISSUED VERSIONS
--------------------------------------------------------------------------------

 CURRENT BALANCE: $26,475,000.00                                                                  DATED DATE: 12/01/98
          COUPON:  TBD%                                   ucfc98df                             FIRST PAYMENT: 01/15/99
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 15
ORIGINAL BALANCE: $26,475,000.00               BOND AF-7 BE-YIELD TABLE                     YIELD TABLE DATE: 12/30/98
                                                      PREPAYMENT SPEED
                                                      *** TO CALL ***

           PRICING SPEED
     FIX (HEP)    25         15          18          22          28
     ARM (CPR)    100 PPC    100 PPC     100 PPC     100 PPC     100 PPC

     99-24         6.405       6.405       6.405       6.405       6.405
     99-24+        6.401       6.402       6.402       6.402       6.401
     99-25         6.398       6.399       6.399       6.398       6.398
     99-25+        6.395       6.396       6.396       6.395       6.395
     99-26         6.392       6.393       6.393       6.392       6.392
     99-26+        6.389       6.390       6.390       6.389       6.389
     99-27         6.386       6.387       6.387       6.386       6.386
     99-27+        6.383       6.384       6.384       6.383       6.383

     99-28         6.380       6.381       6.381       6.380       6.380
     99-28+        6.377       6.378       6.378       6.377       6.377
     99-29         6.374       6.375       6.375       6.374       6.373
     99-29+        6.371       6.372       6.372       6.371       6.370
     99-30         6.368       6.369       6.369       6.368       6.367
     99-30+        6.365       6.366       6.366       6.365       6.364
     99-31         6.362       6.364       6.363       6.362       6.361
     99-31+        6.359       6.361       6.360       6.359       6.358

    100-00         6.355       6.358       6.357       6.356       6.355
    100-00+        6.352       6.355       6.354       6.353       6.352
    100-01         6.349       6.352       6.351       6.350       6.349
    100-01+        6.346       6.349       6.348       6.347       6.346
    100-02         6.343       6.346       6.345       6.344       6.342
    100-02+        6.340       6.343       6.342       6.341       6.339
    100-03         6.337       6.340       6.339       6.338       6.336
    100-03+        6.334       6.337       6.336       6.335       6.333

    100-04         6.331       6.334       6.333       6.332       6.330
    100-04+        6.328       6.331       6.330       6.328       6.327
    100-05         6.325       6.329       6.327       6.325       6.324
    100-05+        6.322       6.326       6.324       6.322       6.321
    100-06         6.319       6.323       6.321       6.319       6.318
    100-06+        6.316       6.320       6.318       6.316       6.315
    100-07         6.313       6.317       6.315       6.313       6.311
    100-07+        6.310       6.314       6.312       6.310       6.308

First Payment      3.458       3.042       3.042       3.042       3.875
Average Life       6.408       6.879       6.652       6.493       6.291
Last Payment       7.875      11.042       9.792       8.542       7.292
Mod.Dur. @ 100-00  5.071       5.322       5.193       5.111       5.011


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.


                                Page 14                             BEAR STEARNS

                             Computational Material
                             UCFC Loan Trust 1998-D
          THESE COMPUTATIONALS SUPERCEDE ALL PREVIOUSLY ISSUED VERSIONS
--------------------------------------------------------------------------------

CURRENT BALANCE: $150,000,000.00                                                                 DATED DATE: 12/01/98
          COUPON:  TBD%                                   ucfc98df                             FIRST PAYMENT: 01/15/99
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 15
ORIGINAL BALANCE: $150,000,000.00              BOND AF-8 BE-YIELD TABLE                     YIELD TABLE DATE: 12/30/98
                                                      PREPAYMENT SPEED
                                                      *** TO CALL ***

           PRICING SPEED
     FIX (HEP)    25         15          18          22          28
     ARM (CPR)    100 PPC    100 PPC     100 PPC     100 PPC     100 PPC

     99-24         6.431       6.430       6.431       6.431       6.431
     99-24+        6.423       6.425       6.425       6.424       6.423
     99-25         6.416       6.420       6.419       6.417       6.415
     99-25+        6.408       6.415       6.413       6.410       6.406
     99-26         6.401       6.410       6.407       6.404       6.398
     99-26+        6.394       6.404       6.401       6.397       6.390
     99-27         6.386       6.399       6.395       6.390       6.382
     99-27+        6.379       6.394       6.389       6.383       6.373

     99-28         6.371       6.389       6.384       6.377       6.365
     99-28+        6.364       6.383       6.378       6.370       6.357
     99-29         6.356       6.378       6.372       6.363       6.349
     99-29+        6.349       6.373       6.366       6.356       6.340
     99-30         6.341       6.368       6.360       6.350       6.332
     99-30+        6.334       6.363       6.354       6.343       6.324
     99-31         6.327       6.357       6.348       6.336       6.316
     99-31+        6.319       6.352       6.342       6.329       6.308

    100-00         6.312       6.347       6.337       6.323       6.299
    100-00+        6.304       6.342       6.331       6.316       6.291
    100-01         6.297       6.337       6.325       6.309       6.283
    100-01+        6.289       6.331       6.319       6.302       6.275
    100-02         6.282       6.326       6.313       6.296       6.267
    100-02+        6.275       6.321       6.307       6.289       6.258
    100-03         6.267       6.316       6.301       6.282       6.250
    100-03+        6.260       6.311       6.296       6.276       6.242

    100-04         6.252       6.305       6.290       6.269       6.234
    100-04+        6.245       6.300       6.284       6.262       6.226
    100-05         6.238       6.295       6.278       6.255       6.217
    100-05+        6.230       6.290       6.272       6.249       6.209
    100-06         6.223       6.285       6.266       6.242       6.201
    100-06+        6.215       6.280       6.261       6.235       6.193
    100-07         6.208       6.274       6.255       6.229       6.185
    100-07+        6.201       6.269       6.249       6.222       6.177

First Payment      0.042       0.042       0.042       0.042       0.042
Average Life       2.453       3.729       3.231       2.743       2.192
Last Payment       7.875      11.042       9.792       8.542       7.292
Mod.Dur. @ 100-00  2.093       2.990       2.653       2.307       1.895


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.


                                Page 15                             BEAR STEARNS

                             Computational Material
                             UCFC Loan Trust 1998-D
          THESE COMPUTATIONALS SUPERCEDE ALL PREVIOUSLY ISSUED VERSIONS
--------------------------------------------------------------------------------

CURRENT BALANCE: $39,638,000.00                                                                  DATED DATE: 12/01/98
          COUPON:  TBD%                                   ucfc98df                             FIRST PAYMENT: 01/15/99
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 15
ORIGINAL BALANCE: $39,638,000.00               BOND MF-1 BE-YIELD TABLE                     YIELD TABLE DATE: 12/30/98
                                                      PREPAYMENT SPEED
                                                      *** TO CALL ***

           PRICING SPEED
     FIX (HEP)    25         15          18          22          28
     ARM (CPR)    100 PPC    100 PPC     100 PPC     100 PPC     100 PPC

     99-24         6.975       6.976       6.976       6.975       6.975
     99-24+        6.971       6.974       6.973       6.972       6.971
     99-25         6.968       6.971       6.970       6.969       6.967
     99-25+        6.964       6.968       6.967       6.965       6.963
     99-26         6.960       6.966       6.964       6.962       6.959
     99-26+        6.957       6.963       6.961       6.958       6.955
     99-27         6.953       6.960       6.958       6.955       6.952
     99-27+        6.949       6.957       6.955       6.951       6.948

     99-28         6.946       6.955       6.952       6.948       6.944
     99-28+        6.942       6.952       6.949       6.945       6.940
     99-29         6.938       6.949       6.946       6.941       6.936
     99-29+        6.934       6.947       6.943       6.938       6.932
     99-30         6.931       6.944       6.940       6.934       6.928
     99-30+        6.927       6.941       6.937       6.931       6.924
     99-31         6.923       6.939       6.934       6.927       6.921
     99-31+        6.920       6.936       6.931       6.924       6.917

    100-00         6.916       6.933       6.928       6.921       6.913
    100-00+        6.912       6.931       6.925       6.917       6.909
    100-01         6.909       6.928       6.922       6.914       6.905
    100-01+        6.905       6.925       6.919       6.910       6.901
    100-02         6.901       6.923       6.916       6.907       6.897
    100-02+        6.898       6.920       6.913       6.904       6.893
    100-03         6.894       6.917       6.910       6.900       6.890
    100-03+        6.890       6.915       6.907       6.897       6.886

    100-04         6.887       6.912       6.904       6.893       6.882
    100-04+        6.883       6.909       6.901       6.890       6.878
    100-05         6.879       6.907       6.898       6.886       6.874
    100-05+        6.875       6.904       6.895       6.883       6.870
    100-06         6.872       6.901       6.892       6.880       6.866
    100-06+        6.868       6.899       6.889       6.876       6.863
    100-07         6.864       6.896       6.886       6.873       6.859
    100-07+        6.861       6.893       6.883       6.869       6.855

First Payment      3.208       4.125       3.542       3.042       3.458
Average Life       5.276       7.925       6.861       5.803       4.952
Last Payment       7.875      11.042       9.792       8.542       7.292
Mod.Dur. @ 100-00  4.213       5.798       5.192       4.545       4.013


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.


                                Page 16                             BEAR STEARNS

                             Computational Material
                             UCFC Loan Trust 1998-D
          THESE COMPUTATIONALS SUPERCEDE ALL PREVIOUSLY ISSUED VERSIONS
--------------------------------------------------------------------------------

 CURRENT BALANCE: $33,863,000.00                                                                  DATED DATE: 12/01/98
          COUPON:  TBD%                                   ucfc98df                             FIRST PAYMENT: 01/15/99
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 15
ORIGINAL BALANCE: $33,863,000.00               BOND MF-2 BE-YIELD TABLE                     YIELD TABLE DATE: 12/30/98
                                                      PREPAYMENT SPEED
                                                      *** TO CALL ***

           PRICING SPEED
     FIX (HEP)    25         15          18          22          28
     ARM (CPR)    100 PPC    100 PPC     100 PPC     100 PPC     100 PPC

     99-24         7.424       7.426       7.426       7.425       7.424
     99-24+        7.420       7.424       7.423       7.421       7.420
     99-25         7.417       7.421       7.420       7.418       7.415
     99-25+        7.413       7.418       7.417       7.414       7.411
     99-26         7.409       7.415       7.413       7.411       7.407
     99-26+        7.405       7.413       7.410       7.407       7.403
     99-27         7.401       7.410       7.407       7.404       7.399
     99-27+        7.398       7.407       7.404       7.400       7.395

     99-28         7.394       7.404       7.401       7.397       7.391
     99-28+        7.390       7.402       7.398       7.393       7.387
     99-29         7.386       7.399       7.395       7.390       7.383
     99-29+        7.383       7.396       7.392       7.386       7.379
     99-30         7.379       7.394       7.389       7.383       7.375
     99-30+        7.375       7.391       7.386       7.380       7.371
     99-31         7.371       7.388       7.383       7.376       7.367
     99-31+        7.368       7.385       7.380       7.373       7.363

    100-00         7.364       7.383       7.377       7.369       7.359
    100-00+        7.360       7.380       7.374       7.366       7.355
    100-01         7.356       7.377       7.371       7.362       7.351
    100-01+        7.353       7.374       7.368       7.359       7.347
    100-02         7.349       7.372       7.365       7.355       7.343
    100-02+        7.345       7.369       7.362       7.352       7.339
    100-03         7.341       7.366       7.359       7.348       7.335
    100-03+        7.338       7.364       7.356       7.345       7.331

    100-04         7.334       7.361       7.353       7.341       7.327
    100-04+        7.330       7.358       7.350       7.338       7.323
    100-05         7.326       7.355       7.347       7.334       7.319
    100-05+        7.323       7.353       7.343       7.331       7.315
    100-06         7.319       7.350       7.340       7.328       7.311
    100-06+        7.315       7.347       7.337       7.324       7.308
    100-07         7.311       7.344       7.334       7.321       7.304
    100-07+        7.308       7.342       7.331       7.317       7.300

First Payment      3.125       4.125       3.542       3.042       3.208
Average Life       5.245       7.925       6.861       5.803       4.848
Last Payment       7.875      11.042       9.792       8.542       7.292
Mod.Dur. @ 100-00  4.132       5.691       5.106       4.478       3.884


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.


                                Page 17                             BEAR STEARNS

                             Computational Material
                             UCFC Loan Trust 1998-D
          THESE COMPUTATIONALS SUPERCEDE ALL PREVIOUSLY ISSUED VERSIONS
--------------------------------------------------------------------------------

CURRENT BALANCE: $26,250,000.00                                                                  DATED DATE: 12/01/98
          COUPON:  TBD%                                   ucfc98df                             FIRST PAYMENT: 01/15/99
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 15
ORIGINAL BALANCE: $26,250,000.00               BOND BF-1 BE-YIELD TABLE                     YIELD TABLE DATE: 12/30/98
                                                      PREPAYMENT SPEED
                                                      *** TO CALL ***

           PRICING SPEED
     FIX (HEP)    25         15          18          22          28
     ARM (CPR)    100 PPC    100 PPC     100 PPC     100 PPC     100 PPC

     99-24         9.181       9.188       9.186       9.183       9.179
     99-24+        9.177       9.185       9.182       9.179       9.175
     99-25         9.173       9.182       9.179       9.175       9.171
     99-25+        9.169       9.179       9.176       9.172       9.166
     99-26         9.165       9.176       9.173       9.168       9.162
     99-26+        9.161       9.173       9.169       9.164       9.158
     99-27         9.157       9.170       9.166       9.161       9.154
     99-27+        9.153       9.167       9.163       9.157       9.149

     99-28         9.149       9.164       9.160       9.153       9.145
     99-28+        9.145       9.161       9.156       9.150       9.141
     99-29         9.141       9.158       9.153       9.146       9.137
     99-29+        9.137       9.155       9.150       9.142       9.132
     99-30         9.133       9.152       9.147       9.139       9.128
     99-30+        9.129       9.149       9.143       9.135       9.124
     99-31         9.125       9.147       9.140       9.131       9.120
     99-31+        9.121       9.144       9.137       9.128       9.115

    100-00         9.117       9.141       9.134       9.124       9.111
    100-00+        9.113       9.138       9.130       9.120       9.107
    100-01         9.109       9.135       9.127       9.117       9.103
    100-01+        9.105       9.132       9.124       9.113       9.098
    100-02         9.101       9.129       9.121       9.109       9.094
    100-02+        9.097       9.126       9.117       9.106       9.090
    100-03         9.093       9.123       9.114       9.102       9.086
    100-03+        9.089       9.120       9.111       9.098       9.082

    100-04         9.086       9.117       9.108       9.095       9.077
    100-04+        9.082       9.114       9.104       9.091       9.073
    100-05         9.078       9.111       9.101       9.087       9.069
    100-05+        9.074       9.108       9.098       9.084       9.065
    100-06         9.070       9.106       9.095       9.080       9.060
    100-06+        9.066       9.103       9.092       9.076       9.056
    100-07         9.062       9.100       9.088       9.073       9.052
    100-07+        9.058       9.097       9.085       9.069       9.048

First Payment      3.042       4.125       3.542       3.042       3.125
Average Life       5.234       7.925       6.861       5.803       4.803
Last Payment       7.875      11.042       9.792       8.542       7.292
Mod.Dur. @ 100-00  3.912       5.298       4.788       4.230       3.665

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.


                                Page 18                             BEAR STEARNS

                             Computational Material
                             UCFC Loan Trust 1998-D
          THESE COMPUTATIONALS SUPERCEDE ALL PREVIOUSLY ISSUED VERSIONS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

     -  UCFC 98-D
     -  Cut Off Date of Tape is  11/30/98
     -  Fixed Rate Collateral Loan Group
     -     $424,973,153.03
     -  Mortgage Summary Report
--------------------------------------------------------------------------------

Number of Mortgage Loans:                                   8,361

Aggregate Unpaid Principal Balance:               $424,973,153.03
Aggregate Original Principal Balance:             $425,903,537.15

Weighted Average Gross Coupon:                            10.639%
Gross Coupon Range:                             7.500% -  15.500%
--------------------------------------------------------------------------------

Average Unpaid Principal Balance:                      $50,828.03
Average Original Principal Balance:                    $50,939.31

Maximum Unpaid Principal Balance:                     $560,346.03
Minimum Unpaid Principal Balance:                       $4,693.58

Maximum Original Principal Balance:                   $560,900.00
Minimum Original Principal Balance:                     $5,000.00

Weighted Avg. Stated Rem. Term (LPD to Mat/Bln Date):
                                                          271.527
Stated Rem Term Range:                          47.000 -  360.000

Weighted Average Age (Original Term - Rem Term):            1.057
Age Range:                                       0.000 -  301.000

Weighted Average Original Term:                           272.584
Original Term Range:                            48.000 -  360.000

Weighted Average Combined LTV:                             81.284
Combined LTV Range:                             5.000% - 100.000%
--------------------------------------------------------------------------------


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.


                                Page 19                             BEAR STEARNS

                             Computational Material
                             UCFC Loan Trust 1998-D
          THESE COMPUTATIONALS SUPERCEDE ALL PREVIOUSLY ISSUED VERSIONS
--------------------------------------------------------------------------------

                       GROSS MORTGAGE INTEREST RATE RANGE


                                                                   Percentage of
                                                   Aggregate       Cut-Off Date
         Gross Mortgage              Number of      Unpaid           Aggregate
         Interest Rate               Mortgage      Principal         Principal
             Range                     Loans        Balance           Balance
             -----                     -----        -------           -------

 7.00% < Gross Coupon <=  7.50%          2          159,754.76          0.04
 7.50% < Gross Coupon <=  7.75%          3          221,925.64          0.05
 7.75% < Gross Coupon <=  8.00%         33        3,449,294.53          0.81
 8.00% < Gross Coupon <=  8.25%         27        2,608,655.17          0.61
 8.25% < Gross Coupon <=  8.50%        140       13,008,185.54          3.06
 8.50% < Gross Coupon <=  8.75%        151       13,581,731.70          3.20
 8.75% < Gross Coupon <=  9.00%        298       20,394,340.11          4.80
 9.00% < Gross Coupon <=  9.25%        263       20,326,994.94          4.78
 9.25% < Gross Coupon <=  9.50%        493       28,952,405.73          6.81
 9.50% < Gross Coupon <=  9.75%        500       33,644,975.47          7.92
 9.75% < Gross Coupon <= 10.00%        532       30,255,453.63          7.12
10.00% < Gross Coupon <= 10.25%        457       26,525,938.15          6.24
10.25% < Gross Coupon <= 10.50%        468       28,004,075.13          6.59
10.50% < Gross Coupon <= 10.75%        447       26,884,023.82          6.33
10.75% < Gross Coupon <= 11.00%        564       31,063,116.44          7.31
11.00% < Gross Coupon <= 11.25%        551       22,595,224.22          5.32
11.25% < Gross Coupon <= 11.50%        523       21,866,320.33          5.15
11.50% < Gross Coupon <= 11.75%        526       18,109,180.03          4.26
11.75% < Gross Coupon <= 12.00%        371       16,127,023.46          3.79
12.00% < Gross Coupon <= 12.25%        442       13,597,631.91          3.20
12.25% < Gross Coupon <= 12.50%        422       15,347,435.36          3.61
12.50% < Gross Coupon <= 12.75%        259        7,471,208.28          1.76
12.75% < Gross Coupon <= 13.00%        375       13,251,715.23          3.12
13.00% < Gross Coupon <= 13.25%        164        6,897,633.01          1.62
13.25% < Gross Coupon <= 13.50%        122        4,081,726.59          0.96
13.50% < Gross Coupon <= 13.75%         83        2,497,404.92          0.59
13.75% < Gross Coupon <= 14.00%         38        1,139,229.57          0.27
14.00% < Gross Coupon <= 14.25%         35          946,052.34          0.22
14.25% < Gross Coupon <= 14.50%         18          467,892.62          0.11
14.50% < Gross Coupon <= 14.75%          9          260,834.27          0.06
14.75% < Gross Coupon <= 15.00%         27          687,797.99          0.16
15.00% < Gross Coupon <= 15.25%          7          231,472.14          0.05
15.25% < Gross Coupon <= 15.50%         11          316,500.00          0.07
--------------------------------------------------------------------------------
Total..........                       8361   $  424,973,153.03        100.00%
================================================================================


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.


                                Page 20                             BEAR STEARNS

                             Computational Material
                             UCFC Loan Trust 1998-D
          THESE COMPUTATIONALS SUPERCEDE ALL PREVIOUSLY ISSUED VERSIONS
--------------------------------------------------------------------------------

ORIGINAL TERM

                                                           Percentage of
                                        Aggregate          Cut-Off Date
                           Number of     Unpaid              Aggregate
                           Mortgage     Principal            Principal
      Original Term          Loans       Balance              Balance
      -------------          -----       -------              -------

 36 < Orig. Term <=  48        5          46,842.36           0.01%
 48 < Orig. Term <=  60      109       1,837,705.76           0.43%
 60 < Orig. Term <=  72       14         272,361.04           0.06%
 72 < Orig. Term <=  84       42         719,075.73           0.17%
 84 < Orig. Term <=  96       21         526,111.83           0.12%
 96 < Orig. Term <= 108        5          89,471.52           0.02%
108 < Orig. Term <= 120      821      20,019,011.80           4.71%
120 < Orig. Term <= 132        3         197,300.00           0.05%
132 < Orig. Term <= 144      254       7,645,498.29           1.80%
144 < Orig. Term <= 156       14         678,866.98           0.16%
156 < Orig. Term <= 168        5         260,099.95           0.06%
168 < Orig. Term <= 180    3,198     129,136,639.08          30.39%
180 < Orig. Term <= 192        2          69,300.00           0.02%
192 < Orig. Term <= 204        7         301,133.66           0.07%
204 < Orig. Term <= 216        5         446,575.00           0.11%
216 < Orig. Term <= 228        2         119,821.79           0.03%
228 < Orig. Term <= 240      937      46,488,205.82          10.94%
252 < Orig. Term <= 264        3         111,125.73           0.03%
264 < Orig. Term <= 276        3         232,036.93           0.05%
276 < Orig. Term <= 288        1          60,763.29           0.01%
288 < Orig. Term <= 300      124       7,212,063.32           1.70%
300 < Orig. Term <= 312        1         130,600.00           0.03%
312 < Orig. Term <= 324        1          35,379.00           0.01%
324 < Orig. Term <= 336        5         323,436.02           0.08%
336 < Orig. Term <= 348        7         533,007.35           0.13%
348 < Orig. Term <= 360    2,772     207,480,720.78          48.82%
-------------------------------------------------------------------
Total............        8,361       424,973,153.03         100.00%
===================================================================

REMAINING MONTHS TO STATED MATURITY


                                                           Percentage of
                                        Aggregate          Cut-Off Date
                           Number of     Unpaid              Aggregate
                           Mortgage     Principal            Principal
      Remaining Term         Loans       Balance              Balance
      --------------         -----       -------              -------

 36 < Rem Term <=  48          5          46,842.36           0.01%
 48 < Rem Term <=  60        111       1,862,626.64           0.44%
 60 < Rem Term <=  72         15         281,821.10           0.07%
 72 < Rem Term <=  84         44         756,308.02           0.18%
 84 < Rem Term <=  96         22         548,293.09           0.13%
 96 < Rem Term <= 108          6         116,003.38           0.03%
108 < Rem Term <= 120        821      20,040,477.55           4.72%
120 < Rem Term <= 132          7         389,585.55           0.09%
132 < Rem Term <= 144        252       7,662,061.34           1.80%
144 < Rem Term <= 156         17         732,916.36           0.17%
156 < Rem Term <= 168         16         596,195.00           0.14%
168 < Rem Term <= 180      3,183     128,638,002.09          30.27%
180 < Rem Term <= 192          2          69,300.00           0.02%
192 < Rem Term <= 204          5         277,498.73           0.07%
204 < Rem Term <= 216          6         556,159.99           0.13%
216 < Rem Term <= 228          4         225,843.80           0.05%
228 < Rem Term <= 240        933      46,253,969.98          10.88%
252 < Rem Term <= 264          3         115,925.92           0.03%
264 < Rem Term <= 276          6         495,673.28           0.12%
276 < Rem Term <= 288          4         298,234.94           0.07%
288 < Rem Term <= 300        122       7,128,143.59           1.68%
300 < Rem Term <= 312          3         572,624.80           0.13%
312 < Rem Term <= 324          3         143,259.32           0.03%
324 < Rem Term <= 336         12         822,661.34           0.19%
336 < Rem Term <= 348          8         571,347.89           0.13%
348 < Rem Term <= 360      2,751     205,771,376.97          48.42%
-------------------------------------------------------------------
Total............        8,361       424,973,153.03         100.00%
===================================================================


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.


                                Page 21                             BEAR STEARNS

                             Computational Material
                             UCFC Loan Trust 1998-D
          THESE COMPUTATIONALS SUPERCEDE ALL PREVIOUSLY ISSUED VERSIONS
--------------------------------------------------------------------------------

                         ORIGINAL MORTGAGE LOAN AMOUNTS


                                                                 Percentage of
                                                  Aggregate      Cut-Off Date
            Original               Number of       Unpaid          Aggregate
          Mortgage Loan            Mortgage       Principal        Principal
        Principal Balance            Loans         Balance          Balance
        -----------------            -----         -------          -------

         0 < Balance <=     5,000       1            5,000.00       0.00
     5,000 < Balance <=    10,000     104          867,204.03       0.20
    10,000 < Balance <=    15,000     410        5,290,901.79       1.24
    15,000 < Balance <=    20,000     581       10,339,359.98       2.43
    20,000 < Balance <=    25,000     752       17,024,975.17       4.01
    25,000 < Balance <=    30,000     779       21,487,528.03       5.06
    30,000 < Balance <=    35,000     718       23,346,532.94       5.49
    35,000 < Balance <=    40,000     710       26,686,068.34       6.28
    40,000 < Balance <=    45,000     612       26,019,178.15       6.12
    45,000 < Balance <=    50,000     552       26,263,245.28       6.18
    50,000 < Balance <=    55,000     478       25,047,087.77       5.89
    55,000 < Balance <=    60,000     421       24,227,975.26       5.70
    60,000 < Balance <=    65,000     332       20,768,148.61       4.89
    65,000 < Balance <=    70,000     299       20,154,533.19       4.74
    70,000 < Balance <=    75,000     230       16,665,260.86       3.92
    75,000 < Balance <=    80,000     198       15,355,101.01       3.61
    80,000 < Balance <=    85,000     158       12,996,949.68       3.06
    85,000 < Balance <=    90,000     112        9,827,800.77       2.31
    90,000 < Balance <=    95,000      85        7,866,825.55       1.85
    95,000 < Balance <=   100,000      95        9,254,167.03       2.18
   100,000 < Balance <=   105,000      77        7,890,513.24       1.86
   105,000 < Balance <=   110,000      89        9,575,325.57       2.25
   110,000 < Balance <=   115,000      71        7,991,307.01       1.88
   115,000 < Balance <=   120,000      68        7,988,994.63       1.88
   120,000 < Balance <=   125,000      53        6,503,777.36       1.53
   125,000 < Balance <=   130,000      38        4,838,336.51       1.14
   130,000 < Balance <=   135,000      36        4,759,253.84       1.12
   135,000 < Balance <=   140,000      30        4,090,898.13       0.96
   140,000 < Balance <=   145,000      24        3,422,619.98       0.81
   145,000 < Balance <=   150,000      27        3,968,305.71       0.93
   150,000 < Balance <=   200,000     146       24,883,416.94       5.86
   200,000 < Balance <=   250,000      42        9,331,547.49       2.20
   250,000 < Balance <=   300,000      22        6,012,088.43       1.41
   300,000 < Balance <=   350,000       5        1,580,363.04       0.37
   350,000 < Balance <=   400,000       3        1,147,682.89       0.27
   400,000 < Balance <=   450,000       1          435,891.43       0.10
   450,000 < Balance <=   500,000       1          498,641.36       0.12
   550,000 < Balance <=   600,000       1          560,346.03       0.13
--------------------------------------------------------------------------
Total....................            8361    $ 424,973,153.03     100.00%
==========================================================================


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.


                                Page 22                             BEAR STEARNS

                             Computational Material
                             UCFC Loan Trust 1998-D
          THESE COMPUTATIONALS SUPERCEDE ALL PREVIOUSLY ISSUED VERSIONS
--------------------------------------------------------------------------------

                        CURRENT MORTGAGE LOAN AMOUNTS

                                                                 Percentage of
                                                  Aggregate      Cut-Off Date
             Current               Number of       Unpaid          Aggregate
          Mortgage Loan            Mortgage       Principal        Principal
        Principal Balance            Loans         Balance          Balance
        -----------------            -----         -------          -------

         0 < Balance <=     5,000       2            9,693.58       0.00
     5,000 < Balance <=    10,000     107          896,389.73       0.21
    10,000 < Balance <=    15,000     413        5,344,077.29       1.26
    15,000 < Balance <=    20,000     586       10,455,685.33       2.46
    20,000 < Balance <=    25,000     754       17,137,077.59       4.03
    25,000 < Balance <=    30,000     774       21,418,866.58       5.04
    30,000 < Balance <=    35,000     719       23,426,330.94       5.51
    35,000 < Balance <=    40,000     711       26,771,309.23       6.30
    40,000 < Balance <=    45,000     608       25,877,531.68       6.09
    45,000 < Balance <=    50,000     551       26,266,269.99       6.18
    50,000 < Balance <=    55,000     480       25,211,817.38       5.93
    55,000 < Balance <=    60,000     416       23,965,252.28       5.64
    60,000 < Balance <=    65,000     332       20,782,051.76       4.89
    65,000 < Balance <=    70,000     301       20,303,520.86       4.78
    70,000 < Balance <=    75,000     226       16,390,896.56       3.86
    75,000 < Balance <=    80,000     204       15,828,420.53       3.72
    80,000 < Balance <=    85,000     152       12,544,845.89       2.95
    85,000 < Balance <=    90,000     113        9,919,622.95       2.33
    90,000 < Balance <=    95,000      84        7,784,900.57       1.83
    95,000 < Balance <=   100,000      96        9,356,560.17       2.20
   100,000 < Balance <=   105,000      77        7,890,513.24       1.86
   105,000 < Balance <=   110,000      89        9,587,292.15       2.26
   110,000 < Balance <=   115,000      70        7,881,722.02       1.85
   115,000 < Balance <=   120,000      68        7,988,994.63       1.88
   120,000 < Balance <=   125,000      54        6,627,453.21       1.56
   125,000 < Balance <=   130,000      37        4,714,660.66       1.11
   130,000 < Balance <=   135,000      38        5,028,941.92       1.18
   135,000 < Balance <=   140,000      29        3,958,182.54       0.93
   140,000 < Balance <=   145,000      25        3,564,280.55       0.84
   145,000 < Balance <=   150,000      26        3,831,333.22       0.90
   150,000 < Balance <=   200,000     144       24,642,097.33       5.80
   200,000 < Balance <=   250,000      42        9,331,547.49       2.20
   250,000 < Balance <=   300,000      22        6,012,088.43       1.41
   300,000 < Balance <=   350,000       5        1,580,363.04       0.37
   350,000 < Balance <=   400,000       3        1,147,682.89       0.27
   400,000 < Balance <=   450,000       1          435,891.43       0.10
   450,000 < Balance <=   500,000       1          498,641.36       0.12
   550,000 < Balance <=   600,000       1          560,346.03       0.13
--------------------------------------------------------------------------
Total....................           8361    $  424,973,153.03     100.00%
==========================================================================


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.


                                Page 23                             BEAR STEARNS

                             Computational Material
                             UCFC Loan Trust 1998-D
          THESE COMPUTATIONALS SUPERCEDE ALL PREVIOUSLY ISSUED VERSIONS
--------------------------------------------------------------------------------

                  ORIGINAL COMBINED LOAN-TO-VALUE RATIOS

                                                                  Percentage of
                                                   Aggregate      Cut-Off Date
                                      Number of     Unpaid          Aggregate
                                      Mortgage     Principal        Principal
        Original CLTV Ratio             Loans       Balance          Balance
        -------------------             -----       -------          -------

  0.000 < CLTV <=   5.000                 1           8,728.89       0.00
  5.000 < CLTV <=  10.000                 3          78,515.76       0.02
 10.000 < CLTV <=  15.000                13         186,517.79       0.04
 15.000 < CLTV <=  20.000                40         744,903.64       0.18
 20.000 < CLTV <=  25.000                50       1,049,150.86       0.25
 25.000 < CLTV <=  30.000                66       1,572,518.99       0.37
 30.000 < CLTV <=  35.000                83       2,115,427.32       0.50
 35.000 < CLTV <=  40.000                98       2,746,281.13       0.65
 40.000 < CLTV <=  45.000               128       3,665,547.89       0.86
 45.000 < CLTV <=  50.000               195       6,188,486.50       1.46
 50.000 < CLTV <=  55.000               198       6,233,039.28       1.47
 55.000 < CLTV <=  60.000               266       9,395,520.61       2.21
 60.000 < CLTV <=  65.000               329      13,014,638.59       3.06
 65.000 < CLTV <=  70.000               499      20,788,108.49       4.89
 70.000 < CLTV <=  75.000               799      36,109,773.56       8.50
 75.000 < CLTV <=  80.000             1,293      68,250,227.12      16.06
 80.000 < CLTV <=  85.000             1,298      72,029,155.25      16.95
 85.000 < CLTV <=  90.000             1,209      70,788,875.08      16.66
 90.000 < CLTV <=  95.000               791      49,018,631.48      11.53
 95.000 < CLTV <= 100.000             1,002      60,989,104.80      14.35
--------------------------------------------------------------------------
Total....................             8,361  $  424,973,153.03     100.00%
==========================================================================


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.


                                Page 24                             BEAR STEARNS

                             Computational Material
                             UCFC Loan Trust 1998-D
          THESE COMPUTATIONALS SUPERCEDE ALL PREVIOUSLY ISSUED VERSIONS
--------------------------------------------------------------------------------

             GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES

                                                             Percentage of
                                            Aggregate        Cut-Off Date
                       Number of             Unpaid            Aggregate
                       Mortgage             Principal          Principal
     State               Loans               Balance            Balance
     -----               -----               -------            -------

Alabama                   82               3,747,683.77         0.88
Arizona                   67               4,412,204.33         1.04
Arkansas                 227               9,438,135.63         2.22
California               224              19,396,538.00         4.56
Colorado                  85               6,278,321.25         1.48
Connecticut               53               4,042,891.75         0.95
Delaware                  10                 629,487.59         0.15
Dist of Col               14                 987,259.63         0.23
Florida                  446              22,412,210.97         5.27
Georgia                  308              16,196,671.58         3.81
Idaho                     14               1,016,922.58         0.24
Illinois                 220               8,974,407.47         2.11
Indiana                  313              13,232,089.82         3.11
Iowa                     102               4,680,700.17         1.10
Kansas                     2                  77,079.76         0.02
Kentucky                 216               9,739,518.24         2.29
Louisiana                927              41,484,259.48         9.76
Maine                    122               7,103,809.52         1.67
Maryland                  73               5,258,387.07         1.24
Massachusetts             52               4,020,183.16         0.95
Michigan                 498              20,413,965.65         4.80
Minnesota                 45               1,567,983.52         0.37
Mississippi              464              19,743,061.45         4.65
Missouri                 142               6,661,530.13         1.57
Montana                    1                  62,522.74         0.01
Nebraska                  33               1,507,181.04         0.35
Nevada                    10                 795,295.94         0.19
New Hampshire             55               4,351,673.34         1.02
New Jersey                74               6,152,756.01         1.45
New Mexico                51               3,183,253.75         0.75
New York                 401              27,494,995.65         6.47
North Carolina           492              25,211,905.88         5.93
North Dakota               4                 146,500.00         0.03
Ohio                     490              23,849,670.15         5.61
Oklahoma                 288              12,121,225.01         2.85
Oregon                    35               2,730,547.24         0.64
Pennsylvania             310              14,724,588.14         3.46
Rhode Island               8                 740,034.80         0.17
South Carolina           190               8,267,199.47         1.95
Tennessee                403              20,506,696.89         4.83
Texas                    289              12,128,956.41         2.85
Utah                      41               2,868,079.38         0.67
Vermont                    4                 286,380.22         0.07
Virginia                  97               5,951,343.07         1.40
Washington                44               3,188,903.46         0.75
West Virgina              92               4,354,430.38         1.02
Wisconsin                234              12,522,277.66         2.95
Wyoming                    9                 311,433.88         0.07
--------------------------------------------------------------------------
Total...............    8361          $  424,973,153.03       100.00%
==========================================================================


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.


                                Page 25                             BEAR STEARNS

                             Computational Material
                             UCFC Loan Trust 1998-D
          THESE COMPUTATIONALS SUPERCEDE ALL PREVIOUSLY ISSUED VERSIONS
--------------------------------------------------------------------------------
                              MORTGAGED PROPERTIES

                                                             Percentage of
                                              Aggregate      Cut-Off Date
                               Number of       Unpaid          Aggregate
                               Mortgage       Principal        Principal
                                 Loans         Balance          Balance
                                 -----         -------          -------

Multiple Unit                      2           178,658.40       0.04
Duplex                           234        14,418,290.71       3.39
Triplex                           21         1,613,022.37       0.38
Fourplex or Quadplex              25         1,754,721.30       0.41
RowHouse                          41         1,222,103.48       0.29
Modular Housing                   10           567,628.28       0.13
Manufactured Housing               3           216,023.25       0.05
Man.Housing/Moveble/Own Land       4           118,354.21       0.03
Man.House/Perm/Own Land          862        34,847,866.90       8.20
Semi-Detached                      2            52,078.97       0.01
PUD                               12         1,032,633.52       0.24
Unimprov Land/Comm.                2           190,038.69       0.04
Townhouses                        12           753,552.32       0.18
Construction/Lending               7           468,629.62       0.11
Condominiums                     101         5,968,240.07       1.40
Single Family Detached          7023       361,571,310.94      85.08
--------------------------------------------------------------------------
Total...............            8361    $  424,973,153.03     100.00%
==========================================================================


                         LOAN SUMMARY STRATIFIED BY
                                OWNER OCCUPANCY

                                                             Percentage of
                                            Aggregate        Cut-Off Date
                            Number of        Unpaid            Aggregate
                            Mortgage        Principal          Principal
                              Loans          Balance            Balance
                              -----          -------            -------

Owner Occupied, 1st Mtg      6861      380,185,331.12          89.46
Part-Owner Occupied, 1st        1           75,900.00           0.02
Non-Owner Occupied, 1st M     513       20,955,622.03           4.93
Second Home, 1st Mtg           10          572,778.72           0.13
Owner Occupied, 2nd Mtg       968       22,676,970.94           5.34
Non-Owner Occupied, 2nd M       5          103,747.22           0.02
Second Home, 2nd Mtg            1           19,103.00           0.00
Multiple Properties, 1st        2          383,700.00           0.09
--------------------------------------------------------------------------
Total..................      8361   $  424,973,153.03         100.00%
==========================================================================


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.


                                Page 26                             BEAR STEARNS